SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

THE J. M. SMUCKER COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION
ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITORS’ FEES
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
OWNERSHIP OF COMMON SHARES
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL TO AMEND AND RESTATE THE NONEMPLOYEE DIRECTOR STOCK PLAN
EQUITY COMPENSATION PLAN INFORMATION
ANNUAL REPORT
2005 SHAREHOLDER PROPOSALS
SHAREHOLDER RECOMMENDATIONS FOR DIRECTOR NOMINEES
COMMUNICATIONS WITH THE AUDIT COMMITTEE
SHAREHOLDER COMMUNICATIONS WITH THE BOARD
OTHER MATTERS
“HOUSEHOLDING” OF PROXY MATERIALS
ELECTRONIC DELIVERY OF SMUCKER SHAREHOLDER COMMUNICATIONS
VOTING RIGHTS OF COMMON SHARES
PROOF OF BENEFICIAL OWNERSHIP
Annex A CORPORATE GOVERNANCE GUIDELINES
Annex B AMENDED AND RESTATED NONEMPLOYEE DIRECTOR STOCK PLAN

THE J. M. SMUCKER COMPANY

STRAWBERRY LANE

ORRVILLE, OHIO 44667-0280

Dear Shareholder:

      You are cordially invited to attend The J. M. Smucker Company’s Annual Meeting of Shareholders at 11:00 a.m., Eastern Daylight Time, on Thursday, August 12, 2004, in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio. A map showing the location of Fisher Auditorium is on the back cover. A notice of the annual meeting and the proxy statement follow. Please review this material for information concerning the business to be conducted at the meeting and the nominees for election as Directors.

      If you are a record holder of common shares, you also will find enclosed a proxy card and an envelope in which to return it. Your vote is important. Whether or not you plan to attend the meeting, please sign, date, and return the proxy card at your earliest convenience or instruct us by telephone or by using the internet as to how you would like your shares voted. This will ensure representation of your shares at the annual meeting if you are unable to attend. For more information concerning voting by proxy, please see the section of the proxy statement entitled “Voting Rights of Common Shares.”

Sincerely,

Chairman and	President,
Co-Chief Executive Officer	Co-Chief Executive Officer, and Chief Financial Officer

This proxy statement is dated July 6, 2004, and is first being mailed to

Smucker shareholders on or about July 6, 2004.

THE J. M. SMUCKER COMPANY

STRAWBERRY LANE

ORRVILLE, OHIO 44667-0280

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

       The 2004 Annual Meeting of Shareholders of The J. M. Smucker Company will be held at 11:00 a.m., Eastern Daylight Time, on Thursday, August 12, 2004, in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio, for the following purposes:

(1)	to elect Directors to the class whose term of office will expire in 2007;

(2)	to ratify the appointment of Ernst & Young LLP as our independent auditors for the 2005 fiscal year;

(3)	to approve the Amended and Restated Nonemployee Director Stock Plan; and

(4)	to consider any other matter that may properly come before the meeting.

      All shareholders are cordially invited to attend the meeting, although only those shareholders of record at the close of business on June 14, 2004, are entitled to notice of the meeting and to vote at the meeting or any adjournment or postponement of the meeting.

Vice President, General Counsel and Secretary

Orrville, Ohio, July 6, 2004

Your vote is important. Please complete, date, sign and return your proxy card(s) or vote your Smucker common shares by calling the toll-free telephone number or by using the internet as described in the instructions included with your proxy card(s) at your earliest convenience.

GENERAL INFORMATION

Record Date; Voting Information

      Smucker’s Board of Directors has fixed the close of business on June 14, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting of shareholders to be held on August 12, 2004. As of the record date, Smucker had outstanding and entitled to vote at the meeting 50,174,707 common shares.

      Our Amended and Restated Articles of Incorporation provide generally that each common share will entitle the holder to one vote on each matter to be considered at the meeting, except for certain matters listed in the Amended and Restated Articles of Incorporation. On those listed matters, shareholders are entitled to exercise ten votes per share unless there has been a change in beneficial ownership of such common share since June 1, 2002. In that event, the new owner of that share will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. Item 3 on the proxy, which relates to the Amended and Restated Nonemployee Director Stock Plan, is one of the matters listed in the Amended and Restated Articles of Incorporation to which the ten vote per share provisions apply.

      For a more detailed explanation of the voting rights of the common shares, including a listing of the matters to which the ten votes per share provisions apply, see “Voting Rights of Common Shares” beginning on page 29.

      For a more detailed explanation of the certification required to determine which shareholders are entitled to ten votes per share with respect to Item 3 on the proxy, see “Proof of Beneficial Ownership” beginning on page 30.

      At the annual meeting, the inspector of elections will tabulate the results of shareholder voting. The presence in person or by proxy at the annual meeting of the holders of shares entitled to exercise as of the record date at least a majority of the outstanding voting power of the common shares constitutes a quorum for the annual meeting. For purposes of determining whether a quorum is present, each common share will entitle the holder to one vote per share. Properly signed proxies that are marked “abstain” are known as “abstentions.” Properly signed proxies that are held in “street name” by brokers and not voted on one or more of the items before the annual meeting but are otherwise voted on at least one item, are known as “broker non-votes.” Abstentions and broker non-votes will be counted for the purposes of determining whether a quorum has been achieved at the annual meeting.

      In the election of Directors, the three candidates receiving the greatest number of votes, based upon one vote for each share owned as of the record date, will be elected. Votes withheld in respect of any candidate in the election of Directors will have no impact on the election. Abstentions and broker non-votes will have no effect on the outcome of the vote.

      The affirmative vote of the holders of at least a majority of the votes cast at the meeting, based upon one vote for each share owned as of the record date, is necessary to ratify the appointment of the independent auditors. Votes withheld in respect of any candidate in the ratification of the appointment of the independent auditors will have no impact on the ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote.

      The affirmative vote of the holders of at least a majority of the votes cast at the meeting, based upon ten votes for each share owned as of the record date, but subject to the change in beneficial ownership requirements described on page 29 and the certification requirements described on page 30, is necessary to approve the Amended and Restated Nonemployee Director Stock Plan. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Voting by Proxy; Revocation of Proxies

      If you sign and return the enclosed proxy card, your shares will be voted as indicated on the card. You may also vote by proxy by calling the toll-free telephone number or by using the internet as described in the instructions included in the attached materials.

      Without affecting any vote previously taken, if you are a record holder, you may revoke your proxy in any of the following ways:

•	sending a written notice to the corporate secretary of Smucker that is received prior to the annual meeting and states that you revoke your proxy;

•	signing and dating a new, later dated proxy card(s) and submitting your proxy so that it is received prior to the annual meeting or voting by telephone or using the internet prior to the annual meeting in accordance with the instructions included with the proxy card(s); or

•	attending the annual meeting and voting in person.

      Your presence at the annual meeting will not, in and of itself, revoke your proxy. You must take affirmative action in order to revoke your proxy.

      If your shares are held in street name by your broker, you must contact your broker in order to revoke your proxy. If you wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy obtained from your broker to the annual meeting in order to vote in person.

People with Disabilities

      We can provide reasonable assistance to help you participate in our annual meeting if you tell us about your disability and how you plan to attend. Please call or write the corporate secretary of Smucker at least two weeks before the annual meeting at 330-682-3000 or Strawberry Lane, Orrville, Ohio 44667.

Cumulative Voting

      Under Ohio law, all of the common shares may be voted cumulatively in the election of Directors if a shareholder of record wishing to exercise cumulative voting rights provides written notice to our president, one of our vice presidents, or our corporate secretary not less than 48 hours before the time of the meeting. The notice must state that the shareholder desires that the voting at the election be cumulative. Also, an announcement of the giving of the notice must be made when the meeting is convened by the chairman or the corporate secretary or by or on behalf of the shareholder giving the notice. Under cumulative voting, the number of votes to which each shareholder otherwise is entitled is multiplied by the number of Directors to be elected, and the shareholder then may cast that aggregate number of votes all for one candidate, or may divide them out among the candidates as the shareholder deems appropriate.

      We intend to vote all proxies we solicit whether or not there is cumulative voting at the meeting. In the event that there is cumulative voting, unless a shareholder provides contrary instructions on his or her proxy, all votes represented by proxies will be divided evenly among the nominees named in this document, unless it appears that voting in that way would not be effective to elect all of those nominees. In that case, the votes represented by proxies will be cast at the discretion of the Board of Directors so as to maximize the number of nominees elected.

Proxy Solicitation Information

      We are furnishing this document to you in connection with the solicitation by our Board of Directors of the enclosed form of proxy for our August 12, 2004, annual meeting. In addition to solicitation by mail, we may solicit proxies in person, by telephone, facsimile, or e-mail. Also, we may engage a professional proxy solicitation firm, Georgeson Shareholder Communications Inc., to assist us in soliciting proxies. If we choose to engage them, Smucker will pay to Georgeson a fee of $7,500, plus expenses, for its services and will bear all costs of the proxy solicitation.

Costs

      We pay for the preparation and mailing of the Notice of Annual Meeting and proxy statement. We have also made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of this proxy statement and other meeting materials to the beneficial owners of Smucker common shares at our expense.

ELECTION OF DIRECTORS

(Item 1 on proxy)

      Unless instructed otherwise, the proxy holders intend to vote for the election of Kathryn W. Dindo, Richard K. Smucker, and William H. Steinbrink, as Directors, each for a term of three years. These individuals comprise the class of Directors whose terms of office expire this year and who are standing for reelection.

      In the event of the death or inability to act of any of the candidates for Directors, the proxy with respect to such candidate or candidates will be voted for such other person or persons as the Board of Directors may recommend. Smucker’s management has no reason to believe that the persons listed as candidates for Directors will be unable to serve.

      The members of the Board of Directors, including those who are nominees for election, with information as to each of them based on data furnished to Smucker by these persons as of June 30, 2004, are as follows:

VINCENT C. BYRD	Mr. Byrd, 49, has been a Director since April 1999. He has been senior vice president, consumer market, since February 2004. Prior to that time, he was vice president and general manager, consumer market, of Smucker since January 1995. Mr. Byrd also is a director of Spangler Candy Company, a manufacturer of confectionery products. In addition, he serves on the advisory board of the University of Arkansas Business College Center for Retailing Excellence. His term will expire in 2005.

R. DOUGLAS COWAN	Mr. Cowan, 63, has been a Director since January 2003. He has been the chairman and chief executive officer of The Davey Tree Expert Company, an employee-owned company providing horticultural services throughout the United States and Canada, since May 1997. Mr. Cowan also serves as Chairman of the Board of Trustees of Kent State University. Mr. Cowan is a member of the Audit Committee. His term will expire in 2005.

KATHRYN W. DINDO	Ms. Dindo, 55, has been a Director since February 1996. She has been vice president since 1998 and chief risk officer since November 2001 of FirstEnergy Corp., a utility holding company. Prior to that time, she was vice president and controller of Caliber System, Inc., a subsidiary of FDX Corporation, a transportation services company, since January 1996. Ms. Dindo also is a director of Bush Brothers and Company, a food processing and manufacturing company. Ms. Dindo is chair of the Audit Committee and a member of the Executive Compensation Committee. Her proposed term would expire in 2007.

FRED A. DUNCAN	Mr. Duncan, 58, has been a Director since April 1999. He has been senior vice president, special markets, since February 2004. Prior to that, he was vice president, special markets, since November 2001, and vice president and general manager, industrial market, of Smucker, since February 1995. Mr. Duncan also is a director of Bush Brothers and Company, a food processing and manufacturing company. His term will expire in 2006.

ELIZABETH VALK LONG	Ms. Long, 54, has been a Director since May 1997. She was executive vice president of Time Inc., the magazine publishing subsidiary of Time Warner, from May 1995 until her retirement in August 2001. She is also a director of Jefferson-Pilot Corporation, an insurance, financial services, and communications company; Steelcase Corporation, a furniture and office systems manufacturer; and Belk, Inc., the largest privately owned department store chain in the United States. Ms. Long is chair of the Executive Compensation Committee and a member of the Audit Committee. Her term will expire in 2005.

CHARLES S. MECHEM, JR.	Mr. Mechem, 73, has been a Director since 1982. He retired as chairman of Convergys Corporation, a provider of customer management products and services, in 2000, a post he was elected to in 1996. He has been commissioner emeritus of the Ladies Professional Golf Association, since 1995. He also is a director of the Ladies Professional Golf Association; Royal Associates, Inc., a manufacturer of steel golf shafts; Myers Y. Cooper, a commercial real estate broker and construction manager; and Messer Construction Company, a regional construction company. Mr. Mechem is chair of the Nominating and Corporate Governance Committee and a member of the Executive Compensation Committee. His term will expire in 2006.

GARY A. OATEY	Mr. Oatey, 55, has been a Director since January 2003. He has been the chairman and chief executive officer of Oatey Co., a privately owned manufacturer of plumbing products, since January 1995. Mr. Oatey is a member of the Nominating and Corporate Governance Committee. His term will expire in 2006.

RICHARD K. SMUCKER	Mr. Smucker, 56, has been a Director since 1975. He has been the president since 1987, co-chief executive officer since February 2001, and chief financial officer since June 2003 of Smucker. Mr. Smucker also is a director of Wm. Wrigley Jr. Company, a manufacturer of confectionery, primarily chewing gum, products, The Sherwin-Williams Company, a manufacturer of coatings and related products, and serves as an advisor to the board of directors of Buttonwood Capital Partners, an asset management firm. In addition, he was appointed to the board of trustees of Miami University (Ohio) in May 2003. Mr. Smucker is the brother of Tim Smucker and the uncle of both Mark Smucker and Paul Smucker Wagstaff, the latter two being vice presidents of Smucker. His proposed term would expire in 2007.

TIMOTHY P. SMUCKER	Mr. Smucker, 60, has been a Director since 1973. He has been the chairman since 1987 and co-chief executive officer since February 2001 of Smucker. Mr. Smucker also is a director of Dreyer’s Grand Ice Cream Inc., a manufacturer and distributor of premium ice cream products. Mr. Smucker is the brother of Richard Smucker, the father of Mark Smucker, and the uncle of Paul Smucker Wagstaff, the latter two being vice presidents of Smucker. His term will expire in 2006.

WILLIAM H. STEINBRINK	Mr. Steinbrink, 61, has been a Director since 1994. He has been the interim president of Wittenberg University (Ohio) since June 1, 2004. In order to fulfill that commitment, he has taken a leave of absence from the law firm of Jones Day, which he has been associated with since September 2001. Mr. Steinbrink is the former president and chief executive officer of CSM Industries, Inc., a manufacturer of specialty metals, a position he held between November 1996 and November 2000. Mr. Steinbrink is a member of the Nominating and Corporate Governance Committee. Jones Day has provided legal services on behalf of Smucker on a variety of matters, and it is anticipated that Jones Day will continue to provide services to Smucker. His proposed term would expire in 2007.

      The Board of Directors recommends a vote FOR each of the nominees for election to the Board of Directors.

Director Compensation

      During fiscal year 2004, Directors of Smucker who were not also employees were compensated for services as a Director on the basis of $30,000 per year, plus $2,000 per year ($4,000 per year for the chair) for each Committee on which the Director serves. Nonemployee Directors could have elected to receive all or 50% of their annual retainer and Committee fees in the form of units under Smucker’s Nonemployee Director Stock Plan. All units, together with dividends credited thereon, are paid out in the form of common shares upon termination of service as a Director.

      In 2001, the shareholders of Smucker approved the implementation of a Nonemployee Director Stock Option Plan. The plan is designed to provide additional compensation for Nonemployee Directors of Smucker and to attract and retain candidates of the highest quality to serve on the Board. It provides for an annual grant of 1,500 stock options to each eligible Nonemployee Director, unless otherwise determined by the Executive Compensation Committee. The options granted under this plan fully vest six months after the date of grant and have a term of ten years. At the April 2004 meeting of the Executive Compensation Committee, the Committee, as part of the revised compensation structure described below, approved an increase in the annual grant of stock options to each eligible Nonemployee Director from 1,500 options to 2,000 options effective in fiscal year 2005.

      At its April 2004 meeting, the Executive Compensation Committee also approved a revised compensation structure for Nonemployee Directors of Smucker. This revised compensation structure was ratified by the full Board at its April 2004 meeting and will be effective for fiscal year 2005, subject to shareholder approval of the Amended and Restated Nonemployee Director Stock Plan.

      Commencing in fiscal year 2005, each Director of Smucker who is not also an employee of Smucker will be compensated for services as a Director on the basis of $30,000 per year, plus a $1,500 fee for each Board meeting attended by the Nonemployee Director and a $1,200 fee for each Committee meeting attended by the Nonemployee Director for those Committees upon which he or she serves. In addition, the chair of each Committee will receive an annual retainer of $4,000. Nonemployee Directors may continue to elect to receive all or 50% of their annual retainer and Board and Committee fees in the form of deferred stock units under our Amended and Restated Nonemployee Director Stock Plan. All units, together with dividends credited on those units, are paid out in the form of common shares upon termination of service of the Nonemployee Director.

Director Independence

      Smucker requires that a majority of its Directors be “independent” as defined by the rules of the New York Stock Exchange, the Securities and Exchange Commission, and such other applicable rules or regulations as may be established. The Board makes a determination as to the independence of each Director on an annual basis. The Board has determined that the following six Directors are “independent” Directors: R. Douglas Cowan, Kathryn W. Dindo, Elizabeth Valk Long, Charles S. Mechem, Jr., Gary A. Oatey, and William H. Steinbrink.

      In general, “independent” means that a Director has no material relationship with Smucker or any of its subsidiaries. The existence of a “material” relationship is determined upon a review of all relevant facts and circumstances, and generally is a relationship that might reasonably be expected to compromise the Director’s ability to maintain his or her independence from management.

      The Board considers the issue of materiality from the standpoint of the persons or organizations with which the Director has an affiliation, as well as from the standpoint of the Director.

      The following standards will be applied by the Board of Directors of Smucker in determining whether individual Directors qualify as “independent” under the Rules of the New York Stock Exchange. References to Smucker include its consolidated subsidiaries.

•	No Director will be qualified as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with Smucker, either directly or as a partner, shareholder, or officer of an organization that has a relationship with Smucker. Smucker will disclose these affirmative determinations;

•	No Director who is a former employee of Smucker can be deemed “independent” until three years after the end of his or her employment relationship with Smucker;

•	No Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from Smucker, other than Director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), can be “independent” until three years after he or she ceases to receive more than $100,000 per year in such compensation;

•	No Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of Smucker can be “independent” until three years after the end of the affiliation or the employment or auditing relationship;

•	No Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of Smucker’s present executives serve on that company’s compensation committee can be “independent” until three years after the end of such service or employment relationship;

•	No Director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company (excluding charitable organizations) that makes payments to, or receives payments from, Smucker for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000, or 2% of such other company’s consolidated gross revenues, can be “independent” until three years after falling below such threshold; and

•	No Director can be “independent” if Smucker has made charitable contributions to any charitable organization in which such Director serves as an executive officer if, within the preceding three years, contributions by Smucker to such charitable organization in any single completed fiscal year of such charitable organization exceeded the greater of $1,000,000, or 2% of such charitable organization’s consolidated gross revenues.

Corporate Governance Guidelines

      At its April 2003 meeting, the Board of Directors formally adopted revised corporate governance guidelines which provide in pertinent part that:

•	a majority of Directors shall be “independent,” as set forth under the rules of the New York Stock Exchange, the Securities and Exchange Commission, and as further set forth in the corporate governance guidelines;

•	all members of the Nominating and Corporate Governance Committee, the Executive Compensation Committee, and the Audit Committee shall be “independent” and that there shall be at least three members on each such Committee;

•	the “independent” Directors shall meet in executive session on a regular basis in conjunction with regularly scheduled Board meetings and such meetings shall be chaired by the Chair of the Nominating and Corporate Governance Committee;

•	the Board and each Committee of the Board will conduct an annual self-evaluation; and

•	the corporate secretary of Smucker shall provide all new Directors with materials and training in Smucker’s new director orientation program.

      The corporate governance guidelines were revised, as required under the guidelines to reflect the definition of “independent Directors” as set forth in the final rules of the New York Stock Exchange, which rules became effective on November 4, 2003. The corporate governance guidelines, as amended, are annexed to this proxy statement as Annex A and are also available on Smucker’s website at www.smuckers.com.

Meetings and Committee Reports

      During the 2004 fiscal year, there were eight meetings of the Smucker’s Board of Directors. All Directors attended at least 75% of the total number of Board and Committee meetings for which they were eligible. The Board of Directors has a Nominating and Corporate Governance Committee, an Audit Committee, and an Executive Compensation Committee.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee met three times during the 2004 fiscal year. This Committee is responsible for recommending to the Board of Directors nominees for election as Directors, for considering suggestions forwarded by shareholders to the secretary of Smucker concerning qualified candidates for election as Directors, and developing and implementing corporate governance principles applicable to the Board of Directors and to Smucker.

      At its April 2003 meeting, the Nominating and Corporate Governance Committee approved, and recommended that the Board approve, a revised Charter for the Committee. The Board of Directors approved the Charter at its April 2003 meeting and the Charter is posted on Smucker’s website at www.smuckers.com. The Nominating and Corporate Governance Committee believes this Charter is an accurate and adequate statement of the Committee’s responsibilities and the Committee will review this Charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities.

Audit Committee

      The Audit Committee met seven times during the 2004 fiscal year. The principal functions of this Committee include: reviewing with the independent auditors of Smucker the scope and thoroughness of the auditors’ examination and considering recommendations of the independent auditors; appointing the independent auditors for the year; reviewing the sufficiency of Smucker’s system of internal controls with the financial officers, the independent auditors, and, to the extent the Committee deems necessary, legal counsel; and reviewing and discussing the quarterly filings of Smucker’s Form 10-Q. Additionally, as part of its responsibilities, the Chair of the Audit Committee met quarterly with Smucker management and its independent auditors to review earnings release information.

Executive Compensation Committee

      The Executive Compensation Committee met four times during the 2004 fiscal year. The principal functions of this Committee include: determining the compensation levels of executives of Smucker, administering Smucker’s restricted stock bonus, stock option programs and all long-term incentive compensation programs for key executives, and considering employee benefit programs generally.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is composed of three independent Directors and serves as the primary communication link between the Board of Directors as the representative of the shareholders, on the one hand, and Smucker’s independent and internal auditors, on the other hand. Management has the primary responsibility for financial statements and the reporting process including the systems of internal control. The Audit Committee operates under a written Charter, which was adopted by the Board of Directors in June 2001 and revised in April 2003 to incorporate the requirements of the Sarbanes-Oxley Act of 2002. This revised Charter was adopted by the Audit Committee and the Board of Directors at the April 2003 meeting and is posted on Smucker’s website at www.smuckers.com. The Audit Committee believes the Charter is an accurate and adequate statement of the Audit Committee’s responsibilities. The Audit Committee will review this Charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities.

      In fulfilling its responsibilities, the Audit Committee reviewed with management the financial statements and related disclosures included in Smucker’s quarterly reports on Form 10-Q, and the audited financial statements and related financial statement disclosures to be included in Smucker’s Annual Report on Form 10-K for its fiscal year ended April 30, 2004. Also, the Audit Committee reviewed with the independent auditors their judgments as to both the quality and the acceptability of Smucker’s accounting principles. The Audit Committee’s review with the independent auditors included a discussion of other matters required under generally accepted accounting standards, including those matters required by the Statement on Auditing Standards No. 61 and by the Sarbanes-Oxley Act of 2002.

      The Audit Committee also reviewed the financial literacy of each of its members, as required by the listing standards of the New York Stock Exchange, and determined that each of its members meet the criteria established by the stock exchange. Additionally, the Audit Committee reviewed the definition of an “audit committee financial expert” as promulgated under the Sarbanes-Oxley Act of 2002 and determined that two of its members, Kathryn W. Dindo and R. Douglas Cowan, satisfy the criteria of a financial expert under the Act. The Board of Directors adopted a resolution at its April 2004 meeting designating Ms. Dindo and Mr. Cowan as “financial experts,” as required under the Sarbanes-Oxley Act of 2002.

      The Audit Committee received the written disclosures from the independent auditors required by the Independence Standards Board Statement No. 1 and has discussed those disclosures with the independent auditors. The Audit Committee also has considered the compatibility of non-audit services with the auditors’ independence.

      The Audit Committee discussed with Smucker’s internal and independent auditors the overall scope and plans for their respective audits and reviewed Smucker’s plans for compliance with the internal audit certification requirements of Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal and independent auditors to discuss the results of the auditors’ examinations, their evaluation of Smucker’s internal controls and the overall quality of Smucker’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Smucker’s Annual Report on Form 10-K for the year ended April 30, 2004. The Audit Committee authorized the appointment of Ernst & Young LLP, as Smucker’s independent auditors for the 2005 fiscal year.

AUDIT COMMITTEE

Kathryn W. Dindo, Chair
R. Douglas Cowan
Elizabeth Valk Long

INDEPENDENT AUDITORS’ FEES

Audit Fees

      Aggregate fees, including out of pocket expenses, for professional services rendered by Ernst & Young LLP primarily relate to (i) the audit of Smucker’s consolidated financial statements as of and for the year ended April 30, 2004, including statutory audits of the international subsidiaries, (ii) the reviews of Smucker’s unaudited condensed consolidated interim financial statements as of July 31, 2003, October 31, 2003, and January 31, 2004; and (iii) procedures performed in connection with the Company’s registration statements. These aggregate fees were $668,800.

      Aggregate fees for these services for the year ended April 30, 2003, were $706,900.

Audit Related Fees

      Aggregate fees, including out of pocket expenses, for professional services rendered by Ernst & Young LLP for audit related services for the year ended April 30, 2004, were $180,700. Audit related services primarily include due diligence services related to the acquisition of International Multifoods Corporation.

      Aggregate fees for these services for the year ending April 30, 2003, were $16,100.

Tax Fees

      Aggregate fees, including out of pocket expenses, for professional services rendered by Ernst & Young LLP in connection with tax compliance and tax planning for the year ended April 30, 2004, were $585,300. Of this amount, fees paid for tax compliance services were $418,000.

      Aggregate fees for these services for the year ending April 30, 2003, were $1,795,700. Of this amount, fees paid for tax compliance services were $739,800.

All Other Fees

      No fees were paid to Ernst & Young LLP during the year ended April 30, 2004, for other services, including but not limited to any fees for financial information systems design or implementation.

      No fees were paid to Ernst & Young LLP for the year ending April 30, 2003, for other services, including but not limited to any fees for financial information systems design or implementation.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

      The Charter of the Audit Committee, as well as the policies and procedures adopted by the Committee, require that all audit and permitted non-audit services provided by the independent auditors be pre-approved by the Audit Committee. These services may include audit services, audit related services, tax services and, in limited circumstances, other services. The Audit Committee’s pre-approval identifies the particular type of service and is subject to a specific engagement authorization.

      Should it be necessary to engage the independent auditors for additional, permitted, services between scheduled Committee meetings, the Chair of the Audit Committee has been delegated the authority to approve up to $200,000 for additional services for a specific engagement. The Committee Chair then reports such pre-approval at the next meeting of the Audit Committee. The approval policies and procedures of the Committee do not include delegation of the Audit Committee’s responsibility to Smucker management.

      All of the services described above for fiscal year 2004 were approved by the Audit Committee or the Committee Chair before Ernst & Young LLP was engaged to render the services or otherwise in accordance with the approval process adopted by the Audit Committee.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

      The Executive Compensation Committee of the Board of Directors is composed of three independent Directors and is responsible for establishing the levels of compensation and benefits for executive officers of Smucker. The Executive Compensation Committee evaluates Smucker’s performance and the compensation paid to its executive officers on an ongoing basis. The Executive Compensation Committee operates under a written Charter adopted by the Executive Compensation Committee and the Board of Directors in April 2003. This Charter is posted on Smucker’s website at www.smuckers.com. The Executive Compensation Committee believes the Charter is an accurate and adequate statement of the Committee’s responsibilities. The Committee will review this Charter on an annual basis to confirm that it continues to be an accurate statement of such responsibilities.

Compensation Philosophy

      The Executive Compensation Committee believes that an effective executive compensation program must have two parts.

      First, the compensation program should have a cash component that is competitive enough to retain highly qualified executives while also providing performance-based incentives. The Committee believes that Smucker’s base salary structure, Management Incentive Plan bonuses, and Voluntary Deferred Compensation Plan combine to meet these requirements.

      Second, the compensation program should have an equity-based component in order to provide long-term incentives and ensure that management’s long-term interests are aligned with those of other Smucker shareholders. The equity-based components of the compensation program are provided by the Restricted Stock Bonus Plan, the 1987 Stock Option Plan, and the 1998 Equity and Performance Incentive Plan.

Salaries

      Base compensation for all salaried positions in Smucker, including Smucker executive officers, is determined by reference to individual performance and position within the salary range for the particular job classification. Smucker’s human resources department develops the salary ranges and classifications with assistance from independent consultants to ensure that the overall salary structure remains competitive. Smucker’s goal with regard to salaries and compensation is to provide a structure that is competitive with other comparably sized manufacturing companies. Over 300 companies are used for comparison purposes, and many of them are included in the Standard & Poor’s Food Group Index (see the total shareholder return graph presented elsewhere in this document). Included in the comparison group are such companies as Campbell Soup Company, General Mills, Inc., Kellogg Company, Mars, Inc., McCormick & Company, Inc., Nestlé USA, Inc, Ralston Purina Company, Sara Lee Corporation, and Wm. Wrigley Jr. Company.

      Smucker targets its salary ranges at approximately the median of comparably sized manufacturing companies, and the revised ranges approved by the Executive Compensation Committee are consistent with that target goal.

      Although the salary ranges for the executive officers are recommended by the human resources department based on its own research and the advice of independent consultants, the salary ranges for all officers are regularly reviewed by the Executive Compensation Committee and are subject to Committee approval, as are any changes to an officer’s salary grade level.

      Periodically, the Executive Compensation Committee will request that an independent compensation consultant conduct a formal review of appropriate salary ranges, as well as management incentive plan target ranges and equity-based compensation. In light of Smucker’s acquisition of International Multifoods Corporation and the resulting increase in the size of Smucker, the Executive Compensation Committee requested that a full, independent review be conducted by an independent consultant, with any Committee authorized adjustment to be effective May 1, 2004. The resulting study indicated that the current salary ranges, management incentive bonuses, and equity-based compensation awards were below similarly sized company averages. Upon the recommendation of the human resources department, the Executive

Compensation Committee approved revised salary ranges for officers of Smucker. The adjusted salary ranges were implemented on May 1, 2004, and reflected an average 12% increase in the salary range and an average 10.8% increase in actual salaries for officers of Smucker, after taking into account regular annual increases.

      Management’s salary recommendations for executive officers are submitted to the Executive Compensation Committee for consideration at its April meeting. These recommendations generally are based upon the salary increase guidelines that have been determined by management for all corporate salaries as part of the planning and budgeting process for the coming fiscal year. This year’s salary increases reflect the results of the salary range review commissioned in connection with the acquisition of International Multifoods Corporation discussed above.

      Tim Smucker, Smucker’s Chairman, and Richard Smucker, Smucker’s President and Chief Financial Officer, operate jointly as Co-Chief Executive Officers. Management submitted no recommendation concerning a salary increase for Tim Smucker or Richard Smucker. The Executive Compensation Committee determined that each of them should be given an increase of 10.3% for 2004, in line with the increases for the officer group as a whole, and in line with the level of increases suggested as appropriate pursuant to the salary range review.

      Factors considered when assessing executive officers’ performance for compensation purposes, including Tim Smucker and Richard Smucker, include, in no particular order:

•	Smucker’s sales and earnings results;

•	market share gains;

•	achieving Smucker’s business plan and strategic goals; and

•	individual performance evaluations.

These factors are viewed as a whole and no single factor is necessarily weighed more heavily than any other.

Management Incentive Plan

      Smucker maintains a management incentive plan designed to recognize key management members based on their contribution to the achievement of Smucker objectives and their individual performance. A target award is set for each participant based on salary grade level and competitive award levels for similar positions at comparable manufacturing companies, which are generally the same companies used in establishing base salary ranges. The actual award given, if any, is based on the following criteria:

•	Smucker’s performance to its earnings goal for the year;

•	personal performance of the management employee; and,

•	if the participant is part of a strategic business area, that area’s performance in relation to its profit goal.

      No awards are given if Smucker does not meet minimum performance standards, and the maximum award a participant may receive is limited to twice the target award.

      After the end of each fiscal year, management presents to the Executive Compensation Committee a summary and recommendation for management incentive bonuses. The presentation includes:

•	information on Smucker’s performance for the fiscal year just ended (earnings per share for the year with a comparison to the prior year and to Smucker’s plan, and operating margins or specific margins for the strategic business areas);

•	awards to each individual in the plan in the prior three years;

•	current salary, salary range, and target award information; and

•	a specific recommendation for management incentive bonuses based on the above criteria.

      The Executive Compensation Committee then reviews the information and recommendations with management and makes a decision as to which recommendations to accept and whether the recommendations require modification.

      The management incentive awards for Tim Smucker and Richard Smucker are made based on the same factors as those used for other participants in the Management Incentive Plan, however, no recommendation is made by management concerning the individual awards for the Chairman or the President. All management incentive awards for each of Tim and Richard Smucker are determined by the Executive Compensation Committee based on its evaluation of each of their individual performances.

      The amount of the incentive awards based on corporate performance is determined by a mathematical calculation, the elements of which are the same for all participants, including Tim Smucker and Richard Smucker. With respect to the 2004 fiscal year, Smucker exceeded its earnings per share goal for the year and the amount of the incentive award based on corporate performance was calculated accordingly for all participants, including the awards granted to Tim Smucker and Richard Smucker by the Executive Compensation Committee.

      In addition to the portion of the award based on corporate performance, the total incentive plan award for each participant includes an amount related to individual performance. This individual performance award is based on an assessment of the participant’s individual contributions in helping Smucker to achieve its earnings and other goals. It may be above or below the corporate award portion if the Executive Compensation Committee determines that to be appropriate in an individual case.

Long-Term Incentive Compensation

      Long-term incentive compensation is stock-based and is designed to help to align the interests of management with the interests of Smucker shareholders. Both restricted stock awards and stock options are used in the long-term compensation program, and the Executive Compensation Committee believes that the use of the two types of awards together helps to ensure that competitive long-term incentives are delivered to the senior managers of Smucker.

      Target grant levels for long-term incentive compensation are determined for individual participants based on salary grade level and a determination by Smucker’s human resources department of the prevailing competitive awards for similar positions at other comparable manufacturing companies. The companies considered are largely the same as those used in establishing base salary ranges.

Restricted Stock Bonus Plan

      Smucker’s Restricted Stock Bonus Plan was implemented in 1981 based on the Board of Directors’ determination that such a plan would help Smucker attract and retain key senior managers. Restricted stock awards are made currently under the 1998 Equity and Performance Incentive Plan. In years in which restricted stock awards are to be considered, management develops a recommendation for participants based on target grant levels and individual performance considerations. That recommendation is presented to the Executive Compensation Committee along with information on prior awards.

      Because the restricted stock bonus plan is intended to provide long-term incentives to participants, the focus in deciding whether to make awards in particular years and in determining the amount of those awards is based on the progress that Smucker is making in implementing its strategy and achieving its longer-term goals.

      Restricted stock awards generally are considered every two years. The last awards made were with respect to the 2004 fiscal year and will be considered again with respect to fiscal year 2006.

Stock Option Plans

      Stock option awards are made under either the 1987 Stock Option Plan or the 1998 Equity and Performance Incentive Plan. Participants in the plans include both executive officers and other key managers.

      Awards under the plans are normally considered annually and are made by the Executive Compensation Committee following a review of the recommendations of management. Individual performance and the performance of Smucker are considered in establishing each proposed award, along with the individual’s target grant level. Although all of these factors are considered in making an award, no specific weight is assigned to them, and the relative importance of each factor may vary from participant to participant. The Executive Compensation Committee does not specifically consider the total number of options held by a participant in determining the size of a new award, but information with regard to all previous awards is presented to and reviewed by the Executive Compensation Committee when awards are made.

      The Executive Compensation Committee normally considers stock option awards at its autumn meeting. The awards made for fiscal year 2004 were in amounts consistent with the target grant level for each participant.

Voluntary Deferred Compensation Plan

      After considering the merits of implementing a mandatory, as well as an elective deferred compensation plan, the Executive Compensation Committee made a recommendation to the Board in April 2003 that the Board of Directors approve a Voluntary Deferred Compensation Plan. The Board approved the Plan, which was made available to officers and business general managers effective January 1, 2004. Elections to defer all or a portion of the participant’s compensation or bonus must be made prior to January 1st of the year in which services relating to the compensation deferred are provided. The participants will have the option to designate such deferred compensation be tracked as if invested in a Fidelity Investment managed account. A copy of the Voluntary Deferred Compensation Plan is filed with the Smucker Annual Report on Form 10-K for its fiscal year 2003.

Tax Deductibility of Executive Compensation

      The Executive Compensation Committee has considered the potential impact on Smucker’s compensation plans of the $1,000,000 cap on deductible compensation under Section 162(m) of the Internal Revenue Code, which was enacted as part of the Omnibus Budget Reconciliation Act of 1993. The Executive Compensation Committee believes that stock option awards under Smucker’s 1998 Equity and Performance Incentive Plan qualify under Section 162(m) as deductible compensation. Restricted stock awards and awards under the Management Incentive Plan do not at this time qualify for the exemption under Section 162(m) to the limitation on deductibility. To date, only Tim Smucker and Richard Smucker have been paid compensation in excess of $1,000,000 that would be subject to the Section 162(m) limitation. The Executive Compensation Committee is generally committed to establishing executive compensation programs that will maximize as much as possible the deductibility of compensation paid to executive officers. In April 2003, the Board of Directors approved a Voluntary Deferred Compensation Plan, which became available to electing officers and general managers as of January 1, 2004. A more detailed discussion of the Plan is provided in the preceding section under the heading “Voluntary Deferred Compensation Plan.” To the extent, however, that the Executive Compensation Committee from time to time believes it to be consistent with its compensation philosophy and in the best interests of Smucker and its shareholders to award compensation that is not fully deductible, it may choose to do so.

      The Executive Compensation Committee believes that Smucker’s compensation plans and practices are sound and well considered. It also believes that the level of compensation provided to the executive officers is appropriately related to both the competitive market and the historic and current performance of Smucker. The Executive Compensation Committee in the future will continue to focus on these factors and on maintaining a compensation system that will encourage maximization of long-term shareholder value.

EXECUTIVE COMPENSATION COMMITTEE

Elizabeth Valk Long, Chair
Kathryn W. Dindo
Charles S. Mechem, Jr.

Consulting and Non-Compete Arrangements

      The Board of Directors believes that a significant portion of the value of Smucker and the success of its business is attributable to the public image of the Smucker’s brand and the integral identification of the Smucker family and its values with that brand. Therefore, the Board authorized Smucker to enter into agreements with each of Tim Smucker and Richard Smucker securing their continuing public representation of Smucker when they are no longer active executives.

      Under these agreements, each of Tim Smucker and Richard Smucker has committed to maintain their public representation of Smucker for three years when either of them ends full-time employment with Smucker. The Board also believed that it was crucial to the strength of the Smucker’s brand that neither Tim Smucker nor Richard Smucker should undertake activities after the end of their employment with Smucker that might be to the competitive disadvantage of Smucker. In particular, the Board wished to ensure that neither Tim nor Richard Smucker would in any event provide the benefit of their experience in the food industry to competitors of Smucker.

      Therefore, the agreements with Tim Smucker and Richard Smucker provide that for three years from the date of their respective termination of employment or for three years after the end of the public representation period, whichever is later, they will not enter into any relationships that might be to Smucker’s competitive disadvantage. During the three-year public representation period, the former executive will receive annual compensation in an amount equal to his base salary as of the time his active employment with Smucker ended, plus benefits. He will also receive each year during that period an amount equal to 50 percent of his target award applicable under the Management Incentive Plan at the date of termination.

      The agreements further provide to Tim Smucker and Richard Smucker certain benefits while they remain employees of Smucker. Specifically, in the event of either death or disability, they (or their estates) will be entitled to receive for three years after the event annual compensation equal to the base salary they were receiving at the time the event occurred, plus benefits. They (or their estates) also will receive an amount equal to 50 percent of their target bonus awards in effect at the time of the event. Also, any unvested options and restricted shares will vest immediately. At the end of the three-year period following the death or disability, they (or their spouses) will be eligible for retirement benefits without application of early retirement reduction factors. Each of them also would be eligible for retirement benefits without application of early retirement reduction factors at the end of the three-year public representation period if, but only if, he has not prior to that time elected to begin receiving such benefits with reduction factors applied.

      In the event that Tim Smucker or Richard Smucker is terminated by Smucker without cause or if he resigns for cause (as specifically defined in the agreements), he will receive the same benefits as in the case of death or disability. If Smucker terminates Tim Smucker or Richard Smucker for cause, however, he will receive only that compensation to which he is otherwise entitled as of the date of termination.

Summary Compensation Table

      The following table sets forth a summary of the compensation over the past three fiscal years for our Co-Chief Executive Officers and the other five most highly compensated executive officers.

Summary Compensation Table

					Long Term
		Annual Compensation			Compensation Awards

				Other	Restricted	Securities
				Annual	Stock	Underlying	All Other
		Salary	Bonus	Compensation	Awards	Options	Compensation
Name and Principal Position	Year	($)	($)	($)	($)(1)	(#)(2)	($)

Timothy P. Smucker	2004	$609,752	$751,700	$—	$0	30,000	$7,714	(3)
Chairman and Co-Chief	2003	593,426	788,100	—	1,088,400	140,000	8,342
Executive Officer	2002	475,617	434,160	—	0	0	8,004
Richard K. Smucker	2004	585,000	751,700	—	0	30,000	7,864	(3)
President, Co-Chief Executive	2003	555,000	788,100	—	1,088,400	140,000	8,420
Officer, and Chief Financial Officer	2002	458,000	434,160	—	0	0	7,678
Vincent C. Byrd	2004	270,000	235,400	—	0	10,000	7,596	(3)
Senior Vice President,	2003	258,923	234,600	—	290,240	50,000	7,907
Consumer Market	2002	213,020	124,180	—	0	0	7,635
Fred A. Duncan	2004	268,862	195,140	—	0	10,000	7,588	(3)
Senior Vice President,	2003	260,078	225,400	—	290,240	50,000	8,111
Special Markets	2002	203,393	113,860	—	0	0	7,648
Richard G. Jirsa	2004	230,000	178,600	—	0	7,000	7,588	(3)
Vice President and	2003	222,539	180,400	—	217,680	35,000	7,826
Corporate Controller	2002	189,500	93,800	—	0	0	7,506
John D. Milliken	2004	230,000	178,600	—	0	7,000	7,664	(3)
Vice President, Logistics and	2003	220,000	180,400	—	217,680	35,000	7,750
Western Operations	2002	190,000	93,800	—	0	0	7,525
Richard F. Troyak	2004	230,000	178,600	—	0	7,000	7,664	(3)
Vice President,	2003	220,000	180,400	—	217,680	35,000	7,709
Operations	2002	180,693	93,480	—	0	0	7,769

(1)	Smucker’s Restricted Stock Bonus Plan was implemented in 1981 and its 1998 Equity and Performance Incentive Plan was implemented in 1998. Shares awarded under the plan are entitled to dividends at the same rate and on the same terms as unrestricted shares of the same class. The aggregate number and value of restricted shares held by the individuals listed above, valued as of April 30, 2004, are as follows: Timothy P. Smucker, 43,231 shares ($2,260,981); Richard K. Smucker, 43,231 shares ($2,260,981); Vincent C. Byrd, 11,781 shares ($616,146); Fred A. Duncan, 11,781 shares ($616,146); Richard G. Jirsa, 8,363 shares ($437,385); John D. Milliken, 8,363 shares ($437,385); and Richard F. Troyak, 8,363 shares ($437,385).

(2)	All options are for common shares. The Company does not award stock appreciation rights (SARs).

(3)	These amounts represent contributions by Smucker on behalf of the individual indicated under Smucker’s 401(k) Savings Plan and the value of allocations during the year under Smucker’s Employee Stock Ownership Plan. The specific breakdown for each individual (401(k) amounts first, followed by ESOP allocations) is as follows: Timothy P. Smucker, $6,150 and $1,564; Richard K. Smucker, $6,300 and $1,564; Vincent C. Byrd, $6,032 and $1,564; Fred A. Duncan, $6,024 and $1,564; Richard G. Jirsa, $6,024 and $1,564; John D. Milliken, $6,100 and $1,564; and Richard F. Troyak, $6,100 and $1,564.

Stock Option Plans

      The first of the following tables summarizes options granted during fiscal 2004 to the officers listed in the Summary Compensation Table (on page 17) under Smucker’s 1998 Equity and Performance Incentive Plan. The second table summarizes options exercised by the officers listed in the preceding table during the 2004 fiscal year, along with the number of unexercised options held by such officers at fiscal year end and the value of their unexercised, in-the-money options.

Option Grants in Last Fiscal Year(1)

Individual Grants					Potential Realizable
					Value at Assumed
	Number of				Annual Rates of Stock
	Securities	% of Total	Exercise		Price Appreciation for
	Underlying	Options Granted	or Base		Option Term
	Options	to Employees	Price	Expiration
Name	Granted	in Fiscal Year	($/Sh)	Date	5%	10%

Timothy P. Smucker	30,000	7.9%	43.38000	10/28/13	$818,400	$2,074,100
Richard K. Smucker	30,000	7.9%	43.38000	10/28/13	818,400	2,074,100
Vincent C. Byrd	10,000	2.6%	43.38000	10/28/13	272,800	691,400
Fred A. Duncan	10,000	2.6%	43.38000	10/28/13	272,800	691,400
Richard G. Jirsa	7,000	1.8%	43.38000	10/28/13	191,000	484,000
John D. Milliken	7,000	1.8%	43.38000	10/28/13	191,000	484,000
Richard F. Troyak	7,000	1.8%	43.38000	10/28/13	191,000	484,000

(1)	No option granted is transferable except by will or the laws of descent and distribution. Options are exercisable to the extent of one-third of the shares covered by the option after the optionee has been in the continuous employ of Smucker or one of its subsidiaries for one full year from the date of grant, and to the extent of an additional one-third after each of the next two years of continuous employment. Options also become immediately exercisable upon the occurrence of certain events related to a change of control of Smucker.

      Options exercised by the officers listed in the preceding table during the 2004 fiscal year, along with the number of unexercised options held by such officers at fiscal year-end and the value of their unexercised, in-the-money options, are set forth in the following table.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

			Number of		Value of
			Securities Underlying		Unexercised
	Shares		Unexercised Options		In-the-Money Options
	Acquired		at FY-End (#)		at FY-End ($)
	on	Value	Exercisable/		Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable		Unexercisable

Timothy P. Smucker	41,584	$780,964	228,121	123,333	$6,355,328	$2,007,327
Richard K. Smucker	41,584	786,266	228,121	123,333	6,355,328	2,007,327
Vincent C. Byrd	3,780	59,391	84,709	43,333	2,399,881	710,527
Fred A. Duncan	3,780	55,611	84,709	43,333	2,399,881	710,527
Richard G. Jirsa	7,560	170,908	24,897	30,333	570,157	497,367
John D. Milliken	6,614	121,194	60,807	30,333	1,744,168	497,367
Richard F. Troyak	2,834	62,642	30,565	30,333	741,968	497,367

Pension Plan

      Under The J. M. Smucker Company Employees’ Retirement plan (the “Plan”), retirement benefits are payable to all eligible employees of Smucker and its subsidiaries, including officers. The present executive officers of Smucker, including those named in the Summary Compensation Table, are also eligible upon retirement to receive a benefit from a nonqualified supplemental retirement plan (the “Supplemental Plan”). The amounts set forth in the pension plan table below assume participation in the Supplemental Plan and set forth the estimated annual benefit, computed as a straight-life annuity, payable under the Plan, as amended, at normal retirement (age 65):

Pension Plan Table

	Years of Service

Remuneration	15	20	25	30	35

$125,000	$25,500	$41,000	$47,500	$47,500	$47,500
150,000	35,000	53,500	61,000	61,000	61,000
175,000	44,000	66,000	75,000	75,000	75,000
200,000	53,500	78,500	88,500	88,500	88,500
225,000	63,000	91,000	102,500	102,500	102,500
250,000	72,500	103,500	116,000	116,000	116,000
300,000	91,000	128,500	143,500	143,500	143,500
400,000	128,500	178,500	198,500	198,500	198,500
450,000	147,500	203,500	226,000	226,000	226,000
500,000	166,000	228,500	253,500	253,500	253,500
650,000	222,500	303,500	336,000	336,000	336,000
800,000	278,500	378,500	418,500	418,500	418,500

      The Plan provides a pension based upon years of service with Smucker and upon final average pay (average base compensation [i.e., salary only] for the five highest consecutive years of employment). Benefits under the Plan are one percent of final average pay times the participant’s years of service with Smucker. Benefits under the Supplemental Plan at retirement, based upon years of service (maximum 25 years), are 55 percent of the average total compensation (i.e., all compensation including salary and bonus) for the five highest consecutive years of employment, offset by the benefits derived from the Plan and by 100 percent of the Social Security benefit.

      Messrs. Timothy P. Smucker, Richard K. Smucker, Vincent C. Byrd, Fred A. Duncan, Richard G. Jirsa, John D. Milliken, and Richard F. Troyak were credited under the Plan with 34, 31, 27, 26, 28, 30 and 25 full years of benefit service, respectively, at April 30, 2004.

Total Shareholder Return Graph

Comparison of 5 Year Cumulative Total Return*

AMONG THE J. M. SMUCKER COMPANY, THE S&P 500 INDEX,
THE S&P PACKAGED FOODS & MEATS INDEX AND A PEER GROUP

	4/99	4/00	4/01	4/02	4/03	4/04
The J. M. Smucker Company	100.00	76.61	128.99	174.92	186.80	275.30
S&P 500	100.00	110.13	95.84	83.74	72.60	89.21
S&P Packaged Foods & Meats	100.00	78.22	105.46	121.87	111.75	144.38
Peer Group	100.00	75.83	104.11	130.67	117.02	159.11

*	$100 invested on 4/30/99 in stock or index — including reinvestment of dividends. Fiscal year ending April 30.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/ S&P.htm

OWNERSHIP OF COMMON SHARES

Beneficial Ownership of Smucker Common Shares

      The following table sets forth, as of June 14, 2004 (unless otherwise noted), certain information with respect to:

•	all shareholders known to Smucker to be the beneficial owners of more than 5% of Smucker common shares;

•	the beneficial ownership of Smucker common shares by each Director and certain executive officers of Smucker; and

•	all Directors and officers of Smucker as a group.

      Unless otherwise noted, the shareholders listed in the table below have sole voting and investment powers with respect to the Smucker common shares beneficially owned by them. As of June 14, 2004, there were 50,174,707 Smucker common shares outstanding.

	Number of
	Common Shares	Percent of
	Beneficially	Outstanding
Name	Owned(1)(2)	Common Shares(3)

Ariel Capital Management, Inc.(4)	3,713,881	7.40%
Timothy P. Smucker(5)	2,533,008	5.02%
Richard K. Smucker(5)	2,441,329	4.84%
Vincent C. Byrd	133,134	0.26%
R. Douglas Cowan	3,705	*
Kathryn W. Dindo	19,359	*
Fred A. Duncan	154,192	0.31%
Richard G. Jirsa(5)	68,460	0.14%
Elizabeth Valk Long	18,402	*
Charles S. Mechem, Jr.	22,563	*
John D. Milliken	93,405	0.19%
Gary A. Oatey	5,488	*
William H. Steinbrink	25,032	*
Richard F. Troyak	61,721	0.12%
22 Directors and executive officers as a group(5)	4,778,164	9.32%

*	Less than .1%.

(1)	Includes restricted stock and also includes shares covered by outstanding stock options exercisable within 60 days, as follows: Timothy P. Smucker, 274,787; Richard K. Smucker, 274,787; Vincent C. Byrd, 101,375; Fred A. Duncan, 101,375; Richard G. Jirsa, 36,563; John D. Milliken, 72,473; Richard F. Troyak, 42,231; and all Directors and executive officers as a group, 1,118,433.

(2)	Beneficial ownership of the following shares included in the table is disclaimed by Timothy P. Smucker: 1,064,336 common shares held by trusts for the benefit of family members of which Timothy P. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Timothy P. Smucker is a trustee with shared investment power; and 123,676 common shares with respect to which Timothy P. Smucker disclaims voting or investment power.

Beneficial ownership of the following shares included in the table is disclaimed by Richard K. Smucker: 1,447,607 common shares held by trusts for the benefit of family members (including Timothy P.

Smucker) of which Richard K. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Richard K. Smucker is a trustee with shared investment power; and 90,417 common shares with respect to which Richard K. Smucker disclaims voting or investment power.

Beneficial ownership of 2,245 shares included in the table is disclaimed by Richard G. Jirsa, and beneficial ownership of 5,435 shares is disclaimed by John D. Milliken.

The number of shares beneficially owned by all Directors and executive officers as a group has been computed to eliminate duplication of beneficial ownership.

(3)	Includes shares held for the benefit of the individual named under the terms of Smucker’s Nonemployee Director Stock Plan as follows: R. Douglas Cowan, 1,405; Kathryn W. Dindo, 11,395; Elizabeth Valk Long, 10,957; Charles S. Mechem, Jr., 12,961; Gary A. Oatey, 1,988; and William H. Steinbrink, 16,465. The shares indicated are held in trust for the Directors named and are voted pursuant to their direction.

(4)	According to a Schedule 13G/ A of Ariel Capital Management, Inc., 200 E. Randolph Drive, Chicago, IL 60601, filed on February 13, 2004, Ariel is a U.S. corporation organized under the laws of the State of Illinois. As of December 31, 2003, Ariel had sole voting power of 3,028,489 common shares and sole dispositive power of 3,713,881 common shares.

(5)	Because under Smucker’s Amended and Restated Articles of Incorporation shareholders may be entitled on certain matters to cast ten votes per share with regard to certain common shares and only one vote per share with regard to others, there may not be a correlation between the percent of outstanding common shares owned and the voting power represented by those shares. The total voting power of all the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership on shares not held as of record in the name of individuals. There is one item on this year’s ballot to which the ten vote per share provisions apply. It is management’s expectation, however, that the common shares shown in the above table as owned by the Directors and officers as a group will represent a percentage of Smucker’s total voting power on a ten-vote basis that is slightly greater than the percentage of total voting power represented by those shares on a one-vote basis.

The voting power of Timothy P. Smucker and Richard K. Smucker includes some duplication with respect to entities for which they are co-trustees. See footnote 2, above. The voting power of all Directors and executive officers as a group has been computed to eliminate duplication of beneficial ownership.

      Smucker has entered into agreements with Timothy P. Smucker and Richard K. Smucker and members of their immediate families, including Mrs. H. Ray Clark, Timothy P. Smucker’s and Richard K. Smucker’s aunt, and members of her immediate family, and with all executive officers of Smucker relating to the disposition of common shares held by them. These shareholders are the beneficial owners of an aggregate of 5,941,815 common shares, approximately 12% of the class, of which 4,683,615 common shares are included in the above table. Under the agreements, which have no expiration date, Smucker has a purchase option with respect to any proposed transfers of these common shares, except for gifts and bequests to or for the benefit of family members, and sales pursuant to any offer, merger, or similar transaction that is approved or recommended by Smucker’s Board of Directors.

      The agreements provide that Smucker may assign its purchase rights to Smucker’s ESOP or any of its other employee benefit plans. The agreements reflect the practice followed by Smucker for a number of years of providing for the purchase of common shares at prices at or somewhat below market with the effect of establishing a method for the orderly disposition of blocks of shares that could not otherwise be readily absorbed by the public market. The shares so acquired by Smucker have generally been used for purposes of Smucker employee benefit plans, and shares have also been so acquired directly by the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under the U.S. securities laws, Smucker’s Directors and executive officers are required to report their initial ownership of common shares and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Due dates for the reports are specified by those laws, and Smucker is required to disclose in this document any failure in the past year to file by the required dates. Based solely on written representations of our Directors and executive officers and on copies of the reports that they have filed with the Securities and Exchange Commission, our belief is that all of our Directors and executive officers complied with all filing requirements applicable to them with respect to transactions in our equity securities during fiscal 2004, except as described below.

      Mr. Douglas Cowan inadvertently failed to timely file a Form 4 for 400 shares of Smucker common stock purchased on June 27, 2003 and upon discovery of this error, Mr. Cowan promptly filed the required Form 4 on July 8, 2003. On June 27, 2003 manual copies of Form 4 were sent to the Securities and Exchange Commission reflecting sales by each of Messrs. Tim Smucker and Richard Smucker of 31,000 common shares on June 26, 2003. The Securities and Exchange Commission refused receipt of these manual copies and electronically submitted Form 4’s on behalf of Messrs. Tim Smucker and Richard Smucker were filed on July 10, 2003. On September 1, 2003, each Nonemployee Director received his or her annual grant of 1,500 stock options for which due to an administrative oversight, Form 4s with respect to the stock options were not filed for Messrs. Cowan, Mechem, Oatey, and Steinbrink and Ms. Dindo and Ms. Long until October 3, 2003.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Item 2 on proxy)

      Ernst & Young LLP has been appointed as Smucker’s independent auditors for the fiscal year ending April 30, 2005. The Audit Committee has requested that the shareholders ratify this decision. Ernst & Young LLP has served as Smucker’s independent auditors since 1955. In the event of a negative vote on ratification, the selection may be reconsidered by the Audit Committee.

      A representative of Ernst & Young LLP is expected to be present at the meeting with an opportunity to make a statement if so desired and to respond to appropriate questions with respect to that firm’s examination of Smucker’s financial statements and records for the fiscal year ended April 30, 2004.

      The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as independent auditors.

PROPOSAL TO AMEND AND RESTATE THE NONEMPLOYEE DIRECTOR STOCK PLAN

(Item 3 on proxy)

General

      The Nonemployee Director Stock Plan (the “Director Plan”) was adopted by the Board of Directors of Smucker effective as of January 1, 1997, and is designed to promote achievement of long term objectives of Smucker by linking the personal interests of Nonemployee Directors with those of Smucker shareholders, as well as to attract and retain outstanding Nonemployee Directors. The Director Plan provides generally for the acquisition of Deferred Stock Units by Nonemployee Directors.

      The principal reason for amending and restating the Director Plan is to increase the number of shares available for issuance under the Director Plan from 100,000 common shares to an aggregate amount of 300,000 common shares, to be effective on September 1, 2004, if approved by the shareholders. The Director Plan, as amended and restated (the “Amended Plan”), also deletes provisions relating to awards made to existing Nonemployee Directors when the Director Plan was originally adopted in 1997, which provisions are no longer relevant. In addition, certain other technical and clarifying changes to the Director Plan are included in the Amended Plan. If the Amended Plan is not approved by the shareholders, no further awards will be made under the Director Plan. A summary of the proposed changes is set forth below, followed by a summary description of the entire Amended Plan. The full text of the Amended Plan is annexed to this proxy statement as Annex B, and the following summaries are qualified in their entirety by reference to Annex B. Capitalized terms not otherwise defined in the summaries are used with the same meanings as in the Amended Plan.

Summary of Changes

      Available Shares. The Amended Plan increases the number of common shares available by 200,000, which constitutes less than .40 of 1% of the common shares outstanding on the record date for the Annual Meeting. The Director Plan authorized the issuance of 100,000 shares to the Nonemployee Directors and the Amended Plan will provide for the aggregate of 300,000 available shares.

      Duration of the Plan. The Director Plan previously provided that no awards may be granted under the Plan on or after December 31, 2015. The Amended Plan provides that no awards may be granted under the Plan after ten years from the effective date of the Amended Plan, or September 1, 2014.

      Deletion of Provisions No Longer Relevant. The Director Plan previously provided for a one-time award of Deferred Stock Units to Nonemployee Directors who were members of Smucker’s Board as of January 1, 1997. These provisions are no longer relevant and, therefore, they were deleted from the Amended Plan.

      Newly Issued Shares. The Director Plan previously provided that shares delivered by Smucker under the Plan shall be treasury shares or shares which have been or may be reacquired by Smucker. The Amended Plan provides that newly issued shares may also be delivered under the Amended Plan.

      Adjustments. The Amended Plan provides that the Board may make or provide for such adjustments in the number of shares available under the Plan as the Board, in its sole discretion, exercised in good faith, may determine is appropriate to reflect any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of Smucker or any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of these events.

      Change in Control. The Amended Plan provides that payment of any Deferred Stock Units held in an account in the name of a Nonemployee Director will be made as soon as practicable in the event of a change in control of Smucker.

      Miscellaneous Technical Changes. The Amended Plan also deletes the definitions of terms that are no longer used in the Amended Plan and contains other minor technical and clarifying changes.

Summary of the Amended Plan

      Shares Available under the Amended Plan. Subject to adjustment as provided in the Amended Plan, the maximum number of common shares that may be paid out under the Amended Plan shall not exceed, in the aggregate, 300,000 common shares.

      Eligibility. Only members of Smucker’s Board of Directors who are not a current or retired employee of Smucker are eligible to participate in the Amended Plan. There are currently six Directors eligible to participate in the Amended Plan.

      Grant of Deferred Stock Units to Nonemployee Directors. Nonemployee Directors who join the Board of Directors after September 1, 2004, will receive an award of 400 Deferred Stock Units on the date of his or her original election to the Board. Upon each annual meeting of Smucker shareholders following his or her election to the Board, each Nonemployee Director will receive an award of 400 Deferred Stock Units. This Award will be effective as of the day following each annual shareholders meeting, subject, in each case, to an aggregate lifetime maximum of 6,000 Deferred Stock Units for each Nonemployee Director. Nonemployee Directors who were members of Smucker’s Board as of January 1, 1997 and who received a one-time award of Deferred Stock Units are not eligible for additional annual awards of Deferred Stock Units, except as provided below. Each Deferred Stock Unit is vested upon the award of such Deferred Stock Unit.

      Deferral of Retainers, Committee Fees, and Meeting Fees. During the term of the Amended Plan, each Nonemployee Director will elect to receive all or 50% of the cash portion of his or her annual retainer fees, Committee meeting fees, and Board meeting fees in the form of Deferred Stock Units. This election must be made before the first day of the calendar year for which such compensation would otherwise be paid to the Nonemployee Director. Nonemployee Directors who join the Board of Directors after September 1, 2004, may make this election upon their original election to the Board of Directors. The number of Deferred Stock Units to be granted in connection with the Nonemployee Director’s election to defer will equal the cash portion of the retainer and fees being deferred, divided by the Fair Market Value of a share on the date of the scheduled payment of the compensation amount so deferred. Each Deferred Stock Unit is vested upon the award of such Deferred Stock Unit.

      Administration. The Amended Plan will be administered by the Executive Compensation Committee of the Board of Directors. The Committee will have the full power, discretion and authority to interpret and administer the Amended Plan in a manner consistent with the Amended Plan’s provisions. The Committee will not have the power to determine eligibility to participate in the Amended Plan, or to determine the number, the value, the vesting period, or the timing of awards to be made under the Amended Plan because the Amended Plan automatically provides for these determinations. All determinations and decisions made by the Committee pursuant to the Amended Plan, and all related orders or resolutions of the Committee will be final, conclusive and binding on all persons, including Smucker, its shareholders, employees, participants and their estates and beneficiaries.

      Smucker will maintain individual Deferred Stock Unit accounts for each Nonemployee Director. These accounts will be maintained solely for accounting purposes and shall not require segregation of any Smucker assets. Dividend equivalents will also be earned on all Deferred Stock Units and will be recorded in the account of each Nonemployee Director.

      The Board of Directors will have the right to adjust the number of Deferred Stock Units in the account of each Nonemployee Director as the Board, in its sole discretion, shall determine is required to prevent dilution or enlargement of the rights of the Nonemployee Directors resulting from:

(i) any stock dividend, stock split, combination of shares, recapitalization or any other change to the capital structure of Smucker; or

(ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete, liquidation, or other distribution of assets, issuance of rights or warrants to purchase securities of Smucker; or

(iii) any other corporate transaction or event having an effect similar to the foregoing.

      The Board of Directors may also adjust the number of shares available under the Amended Plan upon the occurrence of any such transaction or event, as set forth in the Amended Plan.

      Timing and Method of Payout. Deferred Stock Units will be paid to Nonemployee Directors, in common shares of Smucker, within 30 days after such Director’s termination of service on the Board or as otherwise specifically provided in the Amended Plan. Nonemployee Directors will receive one common share for each Deferred Stock Unit. Each Nonemployee Director may elect to receive a single distribution of common shares or distributions in equal annual installments not to exceed ten years.

      Funding of Deferred Stock Units. Smucker will be entitled, but not obligated, to establish a grantor trust or similar funding mechanism to fund Smucker’s obligations under the Amended Plan, but any funds contained in such trust or funding mechanism will be subject to Smucker’s creditors. The Amended Plan will constitute an unfunded arrangement for purposes of Title I of the Employee Retirement Income Securities Act of 1974.

      Amendment, Modification and Termination. The Board of Directors may terminate, amend or modify the Amended Plan at any time and from time to time, but no termination, amendment or modification of the Amended Plan may, in any material manner, adversely affect any award previously provided under the Amended Plan without the consent of the affected Nonemployee Director.

      Plan Benefits. In the fiscal year ending April 30, 2005, Nonemployee Directors who did not receive 7,500 Deferred Stock Units upon the adoption of the Directors Plan effective January 1, 1997, will receive

400 Deferred Stock Units under the Amended Plan plus each Nonemployee Director will receive Deferred Stock Units equal in value to the compensation that such Nonemployee Director elects to receive in Deferred Stock Units. The exact number of Deferred Stock Units that the Nonemployee Directors will receive cannot be determined as it will depend on the amount of cash compensation and fees the Nonemployee Director will elect to receive in the form of Deferred Stock Units and on the fair market value of Smucker’s common shares on the date of the scheduled payment of the amount deferred. The table below reflects the dollar value of the Deferred Stock Units and the number of Deferred Stock Units that Smucker anticipates will be awarded during the fiscal year ending April 30, 2005, to the Nonemployee Directors currently eligible to participate in the Amended Plan, following shareholder approval of the Amended Plan at the Annual Meeting, but specifically excludes the Deferred Stock Units received due to the election to receive cash compensation and fees in the form of Deferred Stock Units.

NEW PLAN BENEFITS

Amended and Restated Nonemployee Director Stock Plan

Name and Position	Dollar Value	Number of Deferred Stock Units

Nonemployee Director Group(1)	$58,968	1,200

(1)	The Nonemployee Director Group consists of six eligible Nonemployee Directors but, pursuant to the terms of the Amended Plan, only three will receive the annual grant of 400 Deferred Stock Units in the fiscal year ending April 30, 2005. The remaining three Nonemployee Directors have already received the maximum number of Deferred Stock Units allowed under the Amended Plan. The table above reflects the receipt of Deferred Stock Units by three of the Nonemployee Directors who will receive the annual grant, equal to 400 units at an assumed fair market value of $49.14 per share, the market price of Smucker’s common shares on June 14, 2004. As noted above, the table does not reflect the receipt of any Deferred Stock Units that the Nonemployee Directors may receive because of the election to receive compensation fees in Deferred Stock Units nor does it reflect any dividends received by the Nonemployee Directors in the form of additional Deferred Stock Units.

      Vote Required to Approve the Amended Plan. The approval of the Amended Plan is, as provided in the Company’s Amended and Restated Articles of Incorporation, a matter to which shareholders are entitled to cast ten votes for each share held, subject to the holding requirements set forth in the Amended and Restated Articles of Incorporation. A favorable vote of a majority of votes cast on the matter is necessary for approval of the Amended Plan.

      The Board of Directors recommends a vote FOR the adoption of the Amended and Restated Nonemployee Director Stock Plan.

EQUITY COMPENSATION PLAN INFORMATION

      The table below sets forth certain information with respect to the following equity compensation plans of Smucker as of April 30, 2004: the 1987 Stock Option Plan, the Nonemployee Director Stock Plan, the 1998 Equity and Performance Incentive Plan, and the Nonemployee Director Stock Option Plan. All of these equity compensation plans have been approved by shareholders, except the Nonemployee Director Stock Plan, but shareholders will be asked to approve the Amended and Restated Nonemployee Director Stock Plan at the annual meeting (see Item 3 on the ballot). The table does not reflect the additional shares that will be authorized under the Amended and Restated Nonemployee Director Stock Plan if it is approved by shareholders.

			Number of securities
			remaining available for
		Weighted-average	future issuance under
	Number of securities to	exercise price of	equity compensation
	be issued upon exercise	outstanding	plans (excluding
	of outstanding options,	options, warrants	securities reflected in
	warrants and rights	and rights	column (a))(2)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,563,573	$30.64	2,094,009
Equity compensation plans not approved by security holders (1)	84,779	N/A	15,221

Total	2,648,352	$30.64	2,109,230

(1)	This row sets forth the number of outstanding deferred stock units under Smucker’s Nonemployee Director Stock Plan. The weighted average exercise price of outstanding options, warrants, and rights in column (b) does not take these awards into account. Smucker’s Nonemployee Director Stock Plan provides for an initial grant of deferred stock units to Nonemployee Directors upon their joining the Smucker Board of Directors and for the annual grant of deferred stock units to Nonemployee Directors, subject to a maximum of 6,000 deferred stock units per Director. This Plan also provides for the receipt by Nonemployee Directors of all or a portion, pursuant to an election made by each Director, of their annual retainer fees and meeting fees in the form of deferred stock units. The Amended and Restated Nonemployee Director Stock Plan is described in detail on pages 23 to 26 of this proxy statement.

(2)	The maximum number of shares that may be issued as restricted stock or other non-option awards is 1,025,295. As of April 30, 2004, 773,446 shares remain available for grant as awards other than options. The weighted average exercise price of outstanding options, warrants, and rights in column (b) does not take these restricted stock or other non-option awards into account.

ANNUAL REPORT

      The Annual Report of Smucker for the fiscal year ended April 30, 2004, was mailed to each shareholder on or about July 6, 2004.

2005 SHAREHOLDER PROPOSALS

      The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for next year’s annual meeting of shareholders is expected to be March 8, 2005.

      According to our regulations, the deadline for shareholders to notify us of business to be brought before next year’s annual meeting of shareholders is expected to be May 7, 2005. After that date, the notice would be considered untimely. If, however, public announcement of the date of next year’s annual meeting of shareholders is not made at least 75 days before the date of that annual meeting, the deadline for shareholders to notify us will then be the tenth day following the date on which public announcement of next year’s annual meeting date is first made.

SHAREHOLDER RECOMMENDATIONS FOR DIRECTOR NOMINEES

      The Nominating and Corporate Governance Committee considers all suggestions for membership on the Board of Directors, including nominations made by shareholders of Smucker. For the 2005 annual meeting, nominations should be submitted to the corporate secretary of Smucker at The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The corporate secretary will then forward nominations to the Chair of the Nominating and Corporate Governance Committee. Recommendations must be in writing and must include qualifications which meet, at a minimum, the following criteria:

•	candidates must be committed to Smucker’s basic beliefs and shall possess integrity, intelligence, and strength of character;

•	Nonemployee Director candidates must meet the independence requirements set forth by the New York Stock Exchange and Smucker’s corporate governance guidelines;

•	candidates must have significant experience in a senior executive role together with a knowledge of corporate governance issues and a commitment to attend Board meetings and related Board activities; and

•	candidates must not have any affiliations or relationships which could lead to a real or perceived conflict of interest.

      When filling a vacancy on the Board, the Nominating and Corporate Governance Committee shall consider such additional factors as it deems appropriate. Smucker does not currently pay any third party a fee to assist in identifying and evaluating candidates for the Board of Directors.

COMMUNICATIONS WITH THE AUDIT COMMITTEE

      The Smucker Code of Ethics has established procedures for confidential, anonymous complaints by employees and from third parties received by Smucker regarding accounting, internal accounting controls or auditing matters. The Code of Ethics is available on Smucker’s website at www.smuckers.com.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

      Shareholders who wish to communicate with members of the Board may do so by writing to Nonemployee Board Members c/o corporate secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Nonemployee Directors have requested that the corporate secretary act as their agent in processing any communications received. All communications that relate to matters that are within the scope of responsibilities of the Board and its Committees will be forwarded to the Nonemployee Directors. Communications relating to matters within the responsibility of one of the Committees of the Board will be forwarded to the Chair of the appropriate Committee. Communications relating to ordinary business matters are not within the scope of the Board’s responsibility and will be forwarded to the appropriate officer at Smucker. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.

OTHER MATTERS

      We do not know of any matters to be brought before the meeting except as indicated in the notice. However, if any other matters properly come before the meeting for action, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his or her own judgment.

“HOUSEHOLDING” OF PROXY MATERIALS

      In accordance with the notices we sent to shareholders of record (i.e., those individuals who hold Smucker shares in their own name with our transfer agent, Computershare Investor Services LLP), we are sending only one copy of our annual report and proxy statement to shareholders who share the same last name and address, unless they notified us that they want to continue receiving multiple copies. We understand that the brokerage community has mailed similar notices to beneficial holders of Smucker shares. This practice, known as “householding”, is permitted by the Securities and Exchange Commission and is designed to reduce duplicate mailings and save printing and postage costs, as well as natural resources.

      Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications, should contact their broker if they are a beneficial holder or, if they are a shareholder of record, should contact Computershare by calling 1-800-456-1169, or inform them in writing at Computershare Investor Services, P.O. Box A3309, Chicago, IL 60602-3309. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future may also notify their broker or Computershare Investor Services. Smucker will promptly deliver, upon written or oral request, a separate copy of the annual report and proxy statement at a shared address to which a single copy was delivered.

ELECTRONIC DELIVERY OF SMUCKER SHAREHOLDER COMMUNICATIONS

      If you are a shareholder of record (your shares are held in your name with our transfer agent, Computershare Investor Services) and received our annual report and proxy statement by mail, we encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up to receive your Smucker shareholder communications via e-mail. With your consent, we will stop mailing paper copies of these documents and notify you by e-mail when the documents are available to you, where to find them, and how to quickly submit your vote on-line. Your electronic delivery will be effective until you cancel it.

      To participate, you will need your Computershare account number which can be found on your Smucker dividend statement. Your account number begins with the letter C, followed by 10 digits. You can participate by accessing www.computershare.com/consent/smuckers and following the instructions provided.

      Please note that although there is no charge for accessing the Company’s annual meeting materials online, you may incur costs from service providers such as your internet access provider and your telephone company. If you have any questions or need assistance, please call 1-800-456-1169 (within the U.S., Puerto Rico, and Canada) or 312-360-5254 (outside the U.S., Puerto Rico and Canada).

      If you are a beneficial holder (your shares are held by a brokerage firm, a bank, or a trustee), visit www.icsdelivery.com to enroll in electronic delivery of your Smucker shareholder communications.

VOTING RIGHTS OF COMMON SHARES

      Under our Amended and Restated Articles of Incorporation, the holder of each outstanding Smucker common share is entitled to one vote on each matter submitted to a vote of the shareholders except for the following specific matters:

•	any matter that relates to or would result in the dissolution or liquidation of Smucker, whether voluntary or involuntary, and whether pursuant to Section 1701.86 or 1701.91 of the Ohio Revised Code or otherwise;

•	the adoption of any amendment of the articles of incorporation, or the regulations of Smucker, or the adoption of amended articles of incorporation, other than the adoption of any amendment or amended articles of incorporation that increase the number of votes to which holders of Smucker common shares are entitled or expand the matters to which this section applies;

•	any proposal or other action to be taken by the shareholders of Smucker, whether or not proposed by the shareholders of Smucker, and whether proposed by authority of the Board of Directors of Smucker or otherwise, relating to Smucker’s rights agreement or any successor plan;

•	any matter relating to any stock option plan, stock purchase plan, executive compensation plan, or other similar plan, arrangement, or agreement;

•	adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of Smucker or any of its subsidiaries with or into any other person, whether domestic or foreign, corporate or noncorporate, or the authorization of the lease, sale, exchange, transfer, or other disposition of all, or substantially all, of Smucker’s assets;

•	any matter submitted to Smucker’s shareholders pursuant to Article Fifth or Article Seventh of the Amended and Restated Articles of Incorporation, as they may be further amended, or any issuance of shares of Smucker for which shareholder approval is required by applicable stock exchange rules; and

•	any matter relating to the issuance of Smucker shares, or the repurchase of Smucker shares that Smucker’s Board of Directors determines is required or appropriate to be submitted to Smucker’s shareholders under the Ohio Revised Code or applicable stock exchange rules.

      Our Amended and Restated Articles of Incorporation provide generally that each common share will entitle the holder to one vote on each matter to be considered at the meeting, except for certain matters listed in the Amended and Restated Articles of Incorporation. On those listed matters, shareholders are entitled to exercise ten votes per share unless there has been a change in beneficial ownership of such common share since June 1, 2002. In that event, the new owner of that share will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. Item 3 on the proxy, which relates to the Amended and Restated Nonemployee Director Stock Plan, is one of the matters listed in the Amended and Restated Articles of Incorporation to which the ten vote per share provisions apply.

      The express terms of the common shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those common shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever common shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, brokers, nominees, and clearing agencies will be entitled to only one vote per share on common shares held of record in their respective names unless proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership. Thus, shareholders who hold common shares in “street name” or through any of the other indirect methods mentioned above must submit proof of beneficial ownership to Smucker in order to be entitled to exercise ten votes per share.

      The foregoing is merely a summary of the voting terms of the common shares and should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those common shares as set forth in Smucker’s current Amended and Restated Articles of Incorporation. A copy of the pertinent portions of those express terms is provided with this document to “street name” and other indirect holders and is available upon request to any other shareholder.

      The only proposal on this year’s proxy ballot to which the ten vote per share provisions apply is Item 3, to request approval of the Amended and Restated Nonemployee Director Stock Plan.

PROOF OF BENEFICIAL OWNERSHIP

      Smucker has developed procedures regarding the proof that will be required for determinations of beneficial ownership of Smucker common shares so that it may determine the voting power of those shares on the proposal relating to requesting approval of the Amended and Restated Nonemployee Director Stock Plan and any other proposal that may come before the meeting that would entitle eligible holders to ten votes under its time-phase voting structure. If you own Smucker common shares that are held in street name and that you acquired before June 1, 2002, or on June 1, 2002, pursuant to Smucker’s acquisition of the Jif and Crisco businesses from The Procter & Gamble Company pursuant to the terms of the merger agreement dated

October 9, 2001, by and among Smucker, The Procter & Gamble Company and The Procter & Gamble Ohio Brands Company, you are requested to certify in writing:

•	the total number of Smucker common shares that you beneficially own; and

•	of the Smucker common shares beneficially owned by you, how many have been owned since the effective time of the merger of the Procter & Gamble Ohio Brands Company with and into Smucker on June 1, 2002.

      If your Smucker common shares are held in street name, a certification form for you to complete is enclosed with this document.

      You must mail back your certification form in the enclosed prepaid return envelope along with your voting card by no later than August 5, 2004. If it is not received by that time, all Smucker common shares held by the beneficial owner will be entitled to only one vote per share on the proxy Item 3 (approval of the Amended and Restated Nonemployee Director Stock Plan).

      Smucker reserves the right to require such additional evidence as may be necessary to confirm that there has been no change in beneficial ownership of Smucker common shares since the effective time of the merger of The Procter & Gamble Ohio Brands Company with and into Smucker on June 1, 2002.

Annex A

THE J. M. SMUCKER COMPANY

CORPORATE GOVERNANCE GUIDELINES

(Adopted as of April 15, 2003)

(as amended effective November 4, 2003)

Board Responsibilities

      The Board has the broad general authority that is, and each Director has those duties that are, defined in the Ohio Revised Code (particularly Section 1701.59), and the Company’s Amended and Restated Articles of Incorporation. The Board shall also have the specific responsibilities as set forth in the Board By-Laws, as the same may be amended from time to time. The Board is responsible for approving the Company’s strategy and for reviewing management’s implementation of that strategy. In fulfilling its obligation to the shareholders of the Company, the Board shall regularly review the Company’s financial performance and its compliance with legal requirements.

      In addition to the specific duties set forth in the By-Laws, the Board shall:

•	set the tone for and monitor compliance with the Company’s ethical standards as set forth in the Company’s Policy on Ethics and Conduct;

•	receive from management, information that the Director may consider helpful in the performance of his or her duties;

•	annually evaluate the performance of the Company’s co-CEOs and senior management and review management succession plans;

•	receive regular reports from Committees of the Board;

•	act on Committee recommendations, as appropriate; and

•	undertake an annual review of the performance of the Board as a whole which review and evaluations shall be in such form and cover such subjects as the chair of the Nominating and Corporate Governance Committee, in consultation with senior management, shall deem appropriate.

      The independent members of the Board shall, on a regular basis as they may determine, hold meetings in executive session. These meetings shall be chaired by the chair of the Nominating and Corporate Governance Committee and will be held in conjunction with regularly scheduled meetings of the Board, other than the meeting held on the day of the annual shareholders’ meeting. In the latter event, an executive session will be held only at the specific request of a Director.

Committees of the Board

      Consistent within the Company’s Regulations, the Company has established the following Committees of the Board:

      1. Nominating and Corporate Governance Committee;

      2. Executive Compensation Committee;

      3. Audit Committee; and

      4. Executive Committee.

      All of the above-referenced Committees, shall serve at the pleasure of the Board, and each of them, other than the Executive Committee, shall consist of at least three members, each of whom shall meet the definition of an “independent director” set forth herein and consistent with any additional requirements which may be imposed by the New York Stock Exchange (“NYSE”) or other regulatory or legislative body. In addition, the members of the Audit Committee must meet the additional independence requirements set forth in the Charter of that Committee.

      Any action taken at a Committee meeting shall be reported to the full Board. The duties of the Committees of the Board shall be as set forth in separate Committee Charters and as approved, added to, or revised from time to time, by the Board. The Board also may from time to time appoint certain administrative committees. For instance, the Board appoints a benefits committee to administer the Company’s health and welfare and retirement plans and a contributions committee which is responsible for the Company’s charitable and civic contributions. Such administrative committees may or may not include Directors as members.

Meeting and Communications

      A Director should attend at least 75 percent of all regular and special Board meetings.

      Directors are encouraged to participate actively in open discussion during meetings, to give advice and counsel to the co-CEOs when called upon between meetings, and to bring to the attention of management matters that could contribute to the Company’s well-being.

      Presentations on Company business shall be made to the Board by management from time to time, including formal annual reviews of the Company’s strategic and operational plans. The Board may also meet with management of the Company to review issues regarding the Company, its strategy, financial performance and other issues of interest to the Board. Except in extraordinary circumstances, senior management of the Company shall be advised of such meetings. Directors shall also be kept informed between meetings about new developments and other matters of interest.

Retirement

      Absent specific action by the Board, Nonemployee Directors shall not be eligible for nomination after attaining age 72. An employee Director, after retirement as a full-time employee, shall not be eligible for reelection upon the expiration of his or her current term or after age 72, whichever last occurs.

Director Orientation/ Training

      The secretary of the Company will provide all newly elected Directors with an orientation regarding the Company’s organizational and governance documents, recent Securities and Exchange Commission (“SEC”) filings, corporate structure and organizational charts and related information concerning the Company’s business, and its strategic and operational plan. The secretary of the Company shall also provide such additional director training and orientation as appropriate.

Chairman and President as Directors

      The Regulations provide that the Company may elect a Chairman of the Board and shall elect a President and that both shall be members of the Board. One person may hold both offices.

Status of Nonemployee Directors

      A Nonemployee Director is not considered to be an employee of the Company and is, therefore, not eligible for employee benefits.

Independent Directors

      The Company requires that a majority of its Directors will be “independent” as defined by the rules of the NYSE and the SEC, or by such other applicable rules or regulations as may be established. The Board, on an annual basis, will make a determination as to the independence of each Director. The Board will then certify its conclusions as to such independent status, and the Company will disclose these conclusions and the reasons therefor in the Company’s annual proxy statement.

      In general, “independent” means that a Director has no material relationship with the Company or any of its subsidiaries. The existence of a “material” relationship must be determined upon a review of all relevant facts and circumstances, and generally is a relationship that might reasonably be expected to compromise the Director’s ability to maintain his or her independence from management.

      The Board will consider the issue of materiality from the standpoint of the entity with which the Director has an affiliation as well as from the standpoint of the Director.

      The Board will use the following criteria, as set forth in the final rules of the NYSE, as the same may be amended from time to time, in reaching its conclusions regarding the independence of a Board member:

•	No Director will be qualified as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with Smucker, either directly or as a partner, shareholder, or officer of an organization that has a relationship with Smucker. Smucker will disclose these affirmative determinations;

•	No Director who is a former employee of Smucker can be deemed “independent” until three years after the end of his or her employment relationship with Smucker;

•	No Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from Smucker, other than Director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), can be “independent” until three years after he or she ceases to receive more than $100,000 per year in such compensation;

•	No Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of Smucker can be “independent” until three years after the end of the affiliation or the employment or auditing relationship;

•	No Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of Smucker’s present executives serve on that company’s compensation committee can be “independent” until three years after the end of such service or employment relationship;

•	No Director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company (excluding charitable organizations) that makes payments to, or receives payments from, Smucker for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000, or 2% of such other company’s consolidated gross revenues, can be “independent” until three years after falling below such threshold; and

•	No Director can be “independent” if Smucker has made charitable contributions to any charitable organization in which such Director serves as an executive officer if, within the preceding three years, contributions by Smucker to such charitable organization in any single completed fiscal year of such charitable organization exceeded the greater of $1,000,000, or 2% of such charitable organization’s consolidated gross revenues.

      The Board will treat immediate family members the same as the Director when determining “independence” and in determining whether a material relationship exists.

      Members of the Board shall advise the Chairman of the Board whenever they accept an invitation to serve on another public company board. There should be an opportunity for the Board, through the Nominating and Corporate Governance Committee, to review such board member’s ability to fulfill his or her responsibilities as a Director if he or she serves on more than three public company boards.

Ethics, Conflicts of Interest

      Company affairs are to be conducted in conformity with high moral and ethical standards and, to this end, each Director is expected to set an example by adhering to the highest standards of conduct. A Director should disqualify himself or herself from voting on any matter as to which such Director’s objectivity and judgment may be impaired by reason of self interest or otherwise. Directors will be expected to sign and abide by the Company’s Policy on Ethics and Conduct.

Director Compensation

      Compensation paid to Nonemployee Directors shall be commensurate with compensation paid to nonemployee directors of companies of comparable size and stature. Directors who are employees of the Company shall not receive any additional compensation for their service on the Board. Proposed changes in Board compensation shall be reviewed initially by the Executive Compensation Committee, but any changes in the compensation of Directors shall require the approval of the Board. The Executive Compensation Committee shall periodically review the status of Board compensation and shall discuss its review with the Board.

Ownership of Company Shares

      The Board does not have specific guidelines for share ownership but believes that the matter of owning Company shares shall be a matter of conscience for each Director and encourages each Director to own a reasonable number of Company shares.

Expense Reimbursement

      A Nonemployee Director is reimbursed for the amount of the reasonable and necessary expenses incurred in the performance of his or her duties for the Company.

Securities Reports

      Each Director is responsible by law for filing timely reports with the SEC with respect to all changes in the beneficial ownership of Company securities. To facilitate the filing of these reports, each Director executes a power of attorney authorizing the secretary and certain other individuals to prepare and file a report on his or her behalf when so requested.

Resignation

      A Director may voluntarily resign at any time by a writing addressed to the Board or in an open meeting of the Board.

Annex B

THE J. M. SMUCKER COMPANY

AMENDED AND RESTATED

NONEMPLOYEE DIRECTOR STOCK PLAN

AMENDED AND RESTATED, EFFECTIVE SEPTEMBER 1, 2004

Article 1.	Establishment, Purpose, and Duration

      1.1 Establishment of the Plan. The J. M. Smucker Company hereby establishes an incentive compensation plan to be known as The J. M. Smucker Company Amended and Restated Nonemployee Director Stock Plan (the “Plan”), as set forth in this document. The Plan provides for the acquisition of Deferred Stock Units by Nonemployee Directors, subject to the terms and provisions set forth herein.

      The Plan originally became effective on January 1, 1997. Subject to approval by the shareholders of the Company, the Plan, as amended and restated, shall become effective as of September 1, 2004, and shall remain in effect as provided in Section 1.3 herein.

      1.2 Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of the Company’s shareholders and to attract and retain Nonemployee Directors of outstanding competence.

      1.3 Duration of the Plan. The Plan shall remain in effect subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 8. However, in no event may an Award be granted under the Plan on or after September 1, 2014. The maximum number of Shares paid out under the Plan shall be 300,000 (as adjusted pursuant to Section 7.2) unless otherwise determined by the Board of Directors.

Article 2.	Definitions

      Whenever used in the Plan, the following terms shall have the meanings set forth below when the initial letter of the word is capitalized:

(a)	“Account” shall have the meaning ascribed to such term in Section 7.1 of this Plan.

(b)	“Award” means, individually or collectively, an award under this Plan of Deferred Stock Units.

(c)	“Board” or “Board or Directors” means the Board of Directors of the Company.

(d)	“Committee” means the Executive Compensation Committee of the Board of Directors of the Company.

(e)	“Company” means The J. M. Smucker Company, an Ohio corporation, together with any and all Subsidiaries, and any successor thereto as provided in Section 9.8.

(f)	“Deferred Stock Unit” or “Unit” means an Award acquired by a Participant as a measure of participation under the Plan, and is the equivalent of one Share.

(g)	“Director” means any individual who is a member of the Board of Directors of the Company.

(h)	“Employee” means any full-time, nonunion, salaried employee of the Company or of the Company’s Subsidiaries. For purposes of the Plan, an individual whose only relationship with the Company is as a Director, shall not be deemed to be an Employee.

(i)	“Fair Market Value” shall mean the average of the highest and lowest quoted selling prices for Shares on the relevant date, as reported on the principal exchange on which the Shares are then trading, or (if there were no sales on such date) the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date.

(j)	“New Nonemployee Director” means a Nonemployee Director whose original election to the Board occurs after September 1, 2004.

(k)	“Nonemployee Director” means any individual who is a member of the Board of Directors of the Company, but who is neither a current nor a retired Employee of the Company.

(l)	“Participant” means a Nonemployee Director of the Company who has an outstanding Award granted under the Plan.

(m)	“Shares” means the Common Shares of the Company, no par value, or such other securities as may have been substituted for such Shares pursuant to any adjustment of Accounts under Section 7.2 of the Plan.

Article 3.	Administration

      3.1 The Executive Compensation Committee. The Plan shall be administered by the Executive Compensation Committee of the Board of Directors of the Company, subject to the restrictions set forth in the Plan.

      3.2 Administration by the Committee. The Committee shall have the full power, discretion and authority to interpret and administer the Plan in a manner which is consistent with the Plan’s provisions. However, in no event shall the Committee have the power to determine Plan eligibility, or to determine the number, the value, the vesting period, or the timing of Awards to be made under the Plan (all such determinations being automatic pursuant to the provisions of the Plan).

      3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the Plan, and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries.

Article 4.	Eligibility and Participation

      4.1 Eligibility. Persons eligible to participate in the Plan are limited to Nonemployee Directors who are serving on the Board on the date of each scheduled Award under the Plan.

      4.2 Actual Participation. All Nonemployee Directors are eligible to participate as follows:

(a)	All Nonemployee Directors shall be eligible to receive Awards of Deferred Stock Units as provided by Article 5; and

(b)	All Nonemployee Directors shall elect to acquire Deferred Stock Units in connection with deferrals pursuant to Article 6.

Article 5.	Deferred Stock Units for Nonemployee Directors

      5.1 Initial Grant of Deferred Stock Units. Each New Nonemployee Director shall receive an Award of four hundred (400) Deferred Stock Units on the date of his or her original election to the Board.

      5.2 Annual Awards of Deferred Stock Units. Upon each annual meeting of the Company’s shareholders following his or her original election to the Board, each Nonemployee Director shall receive four hundred (400) Deferred Stock Units, effective as of the day following each annual shareholders’ meeting, subject to a lifetime maximum of six thousand (6,000) Deferred Stock Units to be granted to any individual Nonemployee Director under this Article 5. Nonemployee Directors who received the one-time Award of seven thousand five hundred (7,500) Deferred Stock Units pursuant to the Plan, as it existed prior to the date hereof, shall not be eligible for additional Awards under this Section 5.2.

      5.3 Vesting of Deferred Stock Units. All Deferred Stock Units awarded under this Article 5 shall vest one hundred percent (100%) upon the award of such Deferred Stock Units.

Article 6.	Deferral of Retainers, Committee Fees, and Meeting Fees

      6.1 Deferral of Retainers, Committee Fees, and Meeting Fees. During the term of this Plan, Nonemployee Directors shall elect to receive all or fifty percent (50%) of the cash portion of his or her annual retainer, committee fees, and meeting fees in the form of Deferred Stock Units. Such election to receive Deferred Stock Units shall be subject to the provisions of this Article 6.

      6.2 Election. The election to receive all or fifty percent (50%) of a Nonemployee Director’s annual retainer, committee fees, and meeting fees in the form of Deferred Stock Units shall be made before the first day of the year for which such compensation would otherwise be paid. New Nonemployee Directors, however, may make such election with respect to their initial retainer upon their original election to the Board. Each such election may pertain to more than one (1) scheduled retainer payment.

      6.3 Number of Deferred Stock Units. The number of Deferred Stock Units to be granted in connection with an election pursuant to Section 6.2 shall equal the cash portion of the retainer and fees being deferred into Deferred Stock Units, divided by the Fair Market Value of a Share on the date of the scheduled payment of the amount deferred.

      6.4 Vesting of Deferred Stock Units. Subject to the terms of this Plan, all Deferred Stock Units acquired under this Article 6 shall vest one hundred percent (100%) upon the acquisition of such Deferred Stock Units.

Article 7.	Deferred Stock Units

      7.1 Deferred Stock Unit Account. A Deferred Stock Unit Account (the “Account”) shall be established and maintained by the Company for each Participant who receives an Award under the Plan. Each Account shall be the record of the Deferred Stock Units acquired by the Participant under Articles 5 and 6 of the Plan on each applicable grant date, shall be maintained solely for accounting purposes, and shall not require a segregation of any Company assets.

      7.2 Adjustments. The Board shall make or provide for such adjustments in the number and kind of Shares in each Director’s Account as the Board, in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of the Nonemployee Directors that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Board may also make or provide for such adjustments in the number of shares specified in Section 1.3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 7.2.

      7.3 Dividend Equivalents. Dividend equivalents shall be earned on Deferred Stock Units provided under this Plan. Such dividend equivalents shall be converted into equivalent amounts of Deferred Stock Units and added to Participant’s Accounts. Deferred Stock Units resulting from dividend equivalents shall at all times be one hundred percent (100%) vested.

      7.4 Amount of Payout. Except as provided otherwise in this Plan, the total amount payable to a Participant shall be one Share for each Deferred Stock Unit, if any, at the date of payout as determined in accordance with Section 7.5.

      7.5 Timing and Method of Payout. Except as otherwise provided herein, Deferred Stock Units shall be paid to Participants, in Shares, within thirty (30) days following each Participant’s termination of service on the Board. Notwithstanding the foregoing, payment of Deferred Stock Units held in an Account shall be made as soon as reasonably practicable in the event of a change in control of the Company. Payout of a Participant’s Account shall be made in one of the following forms as elected by the Participant:

(a)	By payment in Shares in a single distribution;

(b)	By payment in Shares in not greater than ten annual installments; or

(c)	A combination of (a) and (b) above. The Participant shall designate the percentage payable under each option.

      Fractional Shares shall be rounded down to the nearest whole Share, and such fractional amount shall be paid in cash.

      The Participant’s election of the form of payout shall be made by written notice filed with the Committee at least one year prior to the Participant’s voluntary termination as a Director. Any such election may be changed by the Participant at any time or from time to time; provided that any election made less than one year prior to the Director’s voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Participant’s prior election. Absent an election from the Participant, the payment shall be made in Shares in a single distribution. In the event of a Director’s death, the balance of his or her Account shall be distributed to his or her beneficiary in shares in a single distribution, even if the Participant had elected distribution in installments.

      Each Participant shall have the right to require the Company to retain so much of any distribution as may be necessary to provide for the payment of applicable taxes, and the Company will cause the amount so retained to be paid or deposited on behalf of the Participant.

      7.6 Funding Mechanism for Deferred Stock Units. The Company shall be entitled, but not obligated, to establish a grantor trust or similar funding mechanism to fund the Company’s obligations under this Plan; provided, however, that any funds contained therein shall remain subject to the claims of the Company’s general creditors. The funding mechanism shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing compensation for a select group of management for purposes of Title I of the Employee Retirement Income Securities Act of 1974.

Article 8.	Amendment, Modification, and Termination

      8.1 Amendment, Modification, and Termination. Subject to the terms set forth in this Article 8, the Board may terminate, amend, or modify the Plan at any time and from time to time.

      8.2 Awards Previously Granted. Unless required by law, no termination, amendment, or modification of the Plan shall in any material manner adversely affect any Award previously provided under the Plan, without the written consent of the Participant holding the Award.

Article 9.	Miscellaneous

      9.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      9.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      9.3 Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation or if no designated beneficiary survives the Participant, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate in Shares in a single distribution.

      9.4 Nonalienation of Interest. Except as permitted by this Plan, no right or interest under this Plan of any Participant or beneficiary shall, without the written consent of the Company, be (i) assignable or transferable in any manner, (ii) subject to alienation, anticipation, sale, pledge, encumbrance, attachment, garnishment, or other legal process, or (iii) in any manner liable for or subject to the debts or liabilities of the Participant or his or her beneficiary.

      9.5 Interest of Participant. The obligation of the Company under the Plan to make payment under this Plan merely constitutes the unsecured promise of the Company to make payments in the form of its Shares, as provided herein, and no Participant or beneficiary shall have any interest in, or lien or prior claim upon, any property of the Company. It is the intention of the Company that the Plan be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Securities Act of 1974.

      9.6 No Right of Nomination. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company’s shareholders.

      9.7 Shares Available. Shares delivered by the Company under the Plan shall be newly issued Shares or treasury shares, or Shares which have been or may be reacquired by the Company. Any funding mechanism as described in Section 7.6 of this Plan may acquire treasury shares from the Company or purchase Shares on the open market.

      9.8 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

      9.9 Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      9.10 Governing Law. The Plan, and any agreements hereunder, shall be construed in accordance with and governed by the internal, substantive laws of the State of Ohio.

TO REACH WOOSTER

FROM WEST CLEVELAND:

Route 71 South to Route 83 South following the bypass around Wooster to Route 30 West to Route 302 South (Madison Avenue) to O.A.R.D.C. FISHER AUDITORIUM.

FROM EAST CLEVELAND & AKRON / YOUNGSTOWN:

Route 77 South to Route 21 South to Route 585 West to Route 3 and 83 South to Route 30 West to Route 302 South (Madison Avenue) to O.A.R.D.C. FISHER AUDITORIUM.

FROM CANTON:

Route 30 West to Route 302 South (Madison Avenue) to O.A.R.D.C. FISHER AUDITORIUM.

FROM I-71
3
83
NORTH
FROM ROUTE 21
585
AKRON ROAD
CLEVELAND ROAD
BURBANK ROAD
WAYNE
COLLEGE OF WOOSTER
QUINBY
BEVER
BOWMAN
CITY OF WOOSTER
MARKET
COURT HOUSE
LIBERTY
302
FROM CANTON
30
LINCOLN WAY EAST
FROM I-71
MADISON
SECREST
250
O.A.R.D.C. FISHER AUDITORIUM
FROM NEW PHILADELPHIA
FROM MILLERSBURG

FROM COLUMBUS / MANSFIELD:

Route 71 North to Route 30 East to Route 302 South (Madisorr Avenue) to O.A.R.D.C. FISHER AUDITORIUM.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000 0000000000 0 0000

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

  The Board of Directors recommends a vote FOR the following proposals:

A	Proposals

1.	Election of Directors to the class whose term of office expire in 2007.

	For	Withhold
01 – Kathryn W. Dindo	☐	☐

02 – Richard K. Smucker	☐	☐

03 – William H. Steinbrink	☐	☐

		For	Against	Abstain
2.	Ratification of appointment of auditors.	☐	☐	☐

		For	Against	Abstain
3.	Approval of Amended and Restated Nonemployee Director Stock Plan.	☐	☐	☐
		For	Against	Abstain
4.	Approval of adjournments or postponements of Annual Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve the above proposals.	☐	☐	☐

Will Attend
	Will attend meeting/number attending___	☐

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name appears above. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1- Please keep signature within the box	Signature 2- Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 U P X    H H H     P P P P    0037941

Proxy

THE J. M. SMUCKER COMPANY

Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders on August 12, 2004

The undersigned hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, or any one of them, proxies with full power of substitution to vote, as designated on the reverse side, all Common Shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 12, 2004, or at any adjournment or adjournments, and any postponement or postponements thereof.

When properly executed, this proxy will be voted in the manner directed. If no direction is given, this proxy will be voted FOR all Proposals.

Please mark, date, sign and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

If you plan to attend the meeting, please mark the indicated box on the other side of this proxy card.

Telephone and Internet Voting Instructions

You can vote by Telephone OR Internet! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

•	Call toll free 1-888-290-2199 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.

C0123456789

•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

•	Enter the information requested on your computer screen and follow the simple instructions.

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on August 11, 2004.

THANK YOU FOR VOTING

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000 0000000000 0 0000

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

  The Board of Directors recommends a vote FOR the following proposals:

A	Proposals

1.	Election of Directors to the class whose term of office expire in 2007.

	For	Withhold
01 – Kathryn W. Dindo	☐	☐

02 – Richard K. Smucker	☐	☐

03 – William H. Steinbrink	☐	☐

		For	Against	Abstain
2.	Ratification of appointment of auditors.	☐	☐	☐

		For	Against	Abstain
3.	Approval of Amended and Restated Nonemployee Director Stock Plan.	☐	☐	☐
		For	Against	Abstain
4.	Approval of adjournments or postponements of Annual Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve the above proposals.	☐	☐	☐

Will Attend
	Will attend meeting/number attending ___	☐

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name appears above. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1- Please keep signature within the box	Signature 2- Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 U P X    H H H     P P P P    0037942

Proxy

THE J. M. SMUCKER COMPANY

Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders on August 12, 2004

The undersigned hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, or any one of them, proxies with full power of substitution to vote, as designated on the reverse side, all Common Shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 12, 2004, or at any adjournment or adjournments, and any postponement or postponements thereof.

When properly executed, this proxy will be voted in the manner directed. If no direction is given, this proxy will be voted FOR all Proposals.

Please mark, date, sign and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

If you plan to attend the meeting, please mark the indicated box on the other side of this proxy card.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000 0000000000 0 0000

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

  The Board of Directors recommends a vote FOR the following proposals:

A	Proposals

1.	Election of Directors to the class whose term of office expire in 2007.

	For	Withhold
01 – Kathryn W. Dindo	☐	☐

02 – Richard K. Smucker	☐	☐

03 – William H. Steinbrink	☐	☐

		For	Against	Abstain
2.	Ratification of appointment of auditors.	☐	☐	☐

		For	Against	Abstain
3.	Approval of Amended and Restated Nonemployee Director Stock Plan.	☐	☐	☐

		For	Against	Abstain
4.	Approval of adjournments or postponements of Annual Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve the above proposals.	☐	☐	☐

Instructions Regarding Non-directed and/or Unallocated Shares
(Select only one of the following options)

I wish to vote Non-directed and/or Unallocated Shares under the Plan in the same way as my Allocated Shares.	☐

I do not wish to vote Non-directed Shares or Unallocated Shares.	☐

I wish to vote Non-directed Shares or Unallocated Shares differently from my Allocated Shares and will call the TransferAgent at (440) 239-7350 to request a separate card for that purpose.	☐

Will Attend
Will attend meeting/number attending _____	☐

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name appears above. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1- Please keep signature within the box	Signature 2- Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 U P X    H H H     P P P P    0037943

Proxy Proxy

VOTING INSTRUCTIONS
TO:
SEI Private Trust Company, Trustee (the “Trustee”) under
The J. M. Smucker Company Employee Stock Ownership Plan and Trust (the “Plan”)
AND TO:
Fidelity Management Trust Company, Trustee (the “Trustee”) under
The J. M. Smucker Company Employee Savings Plan,
The J. M. Smucker Company Orrville Represented Employee Savings Plan, and
The J. M. Smucker Company Salinas Represented Employees Savings Plan
(each referred to hereinafter as the “Plan”)

I, the undersigned, as a Participant in or a Beneficiary of one or more of the above-referenced Plans, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse and the provisions of the Plan(s), all Common Shares of The J. M. Smucker Company (the “Company”) allocated to my account under the Plan(s) (“Allocated Shares”) as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 12, 2004.

In addition to voting your Allocated Shares you may also use this card to vote Unallocated Shares held in the ESOP Suspense Account (“Unallocated Shares”), if applicable, and/or non-directed shares held in the Savings Plans as determined in accordance with the terms of the Plan(s) (“Non-directed Shares”). For more information concerning voting Unallocated Shares and Non-directed Shares, please refer to the reverse side of this card and the enclosed instructions.

The Trustee will vote any shares allocated to your account for which timely instructions are received from you by 12:00 noon, Eastern Daylight Time, August 9, 2004, in accordance with the Plan(s).

When properly executed, this voting instruction card will be voted in the manner directed. If no direction is given, this voting instruction card will be voted FOR all Proposals and for Allocated Shares only.

Please mark, date, sign, and return this voting instruction card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

Internet and Telephone Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day, 7 days a week!

The J. M. Smucker Company encourages you to take advantage of the convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. To vote by telephone or Internet, read the accompanying proxy statement and then follow these steps:

•	Call toll free 1-888-290-2246 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.

C0123456789

•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

•	Enter the information requested on your computer screen and follow the simple instructions.

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 a.m., Eastern Daylight Time, on August 8, 2004.

THANK YOU FOR VOTING

THE J. M. SMUCKER COMPANY

LETTER TO ALL PARTICIPANTS IN:
THE J. M. SMUCKER COMPANY EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST,
THE J. M. SMUCKER COMPANY EMPLOYEE SAVINGS PLAN,
THE J. M. SMUCKER COMPANY ORRVILLE REPRESENTED EMPLOYEE SAVINGS PLAN,
AND THE J. M. SMUCKER COMPANY SALINAS REPRESENTED EMPLOYEE SAVINGS PLAN.

     Enclosed are materials relating to the Annual Meeting of shareholders of The J. M. Smucker Company, which will be held on August 12, 2004. You are receiving these materials because you are a participant in one or more of the benefit plans listed above. As a participant in one of the plans, you are also a beneficial owner of common shares of Smucker that are held in the plans. As such, you are entitled to direct the trustee under each of the plans on how to vote those shares with respect to issues being submitted to the shareholders at Smucker’s Annual Meeting. The trustee of The J. M. Smucker Company Employee Stock Ownership Plan and Trust is SEI Private Trust Company. The trustee of The J. M. Smucker Company Employee Savings Plan, The J. M. Smucker Company Orrville Represented Employee Savings Plan, and The J. M. Smucker Company Salinas Represented Employee Savings Plan is Fidelity Management Trust Company.

     The purpose of this letter is to give you information on how to provide voting direction to the trustee on shares allocated to your account under one or more of the plans. The letter also discusses a right that you have under the plans to provide direction to the trustee on how certain other shares should be voted that are allocated to other participants or which are not yet allocated to anyone. The letter also outlines what it means if you exercise your right with respect to those other shares. Before making a decision on how to instruct the trustee, you should carefully read this letter and the enclosed materials.

HOW DO I PROVIDE DIRECTION TO THE TRUSTEE?

     As a participant in one or more of the plans referenced at the top of this letter, you may direct the trustee how to vote all shares allocated to your account. You may also direct the trustee how to vote the following other plan shares (referred to in this letter as “non-directed shares”):

•	shares allocated to the accounts of other participants who do not themselves provide direction to the trustee on how to vote those shares; and

•	if you are a participant in the Employee Stock Ownership Plan, shares in that plan that have not been allocated to participants.

If you do not direct the trustee how to vote your allocated shares, those shares will be voted by the trustee in accordance with the direction of other participants.

     The trustee will vote shares under a particular plan based upon the direction of participants in the plan who timely return voting instruction cards like the one that is enclosed. If you are a participant in more than one plan, you will receive one voting instruction card listing the shares for all plans in which you participate.

     To direct the trustee how to vote shares allocated to your account under the plan or plans in which you participate, simply mark your choices on the back of the enclosed voting instruction card. With respect to non-directed shares, you may, by marking the appropriate square on the back of the card, direct the trustee either:

•	to vote a portion of the non-directed shares under a plan the same way you directed the trustee to vote your allocated shares,

•	not to vote non-directed shares pursuant to your direction because you do not wish to undertake the fiduciary duties described below which arise from that direction, or

•	to vote the non-directed shares differently than your allocated shares, in which case you should also contact the transfer agent, Computershare Investor Services, at (440) 239-7350 to obtain another voting instruction card for that purpose.

     If you elect to direct the trustee how to vote your allocated shares and/or the non-directed shares, the enclosed voting instruction card must be returned to the trustee. The address to which the card must be mailed or delivered is The J. M. Smucker Company, c/o Computershare Investor Services, P.O. Box A3800, Chicago, IL 60690-9608. In order for the trustee to be able to vote the shares at the Annual Meeting, the deadline for voting instruction cards to be received by the trustee is 12:00 noon, Eastern Daylight Time, August 9, 2004. A prepaid, addressed envelope is enclosed for you to use in returning the card.

     Your decision whether or not to direct the trustee to vote shares in the plans and, if so, the direction that you have given will be treated confidentially by the trustee, which will not disclose it to Smucker or any of its employees, officers or directors.

VOTING RIGHTS OF SHARES

     Our amended and restated articles of incorporation provide generally that each common share will entitle the holder to one vote on each matter to be considered at the meeting, except for certain matters listed in the amended and restated articles of incorporation. On those listed matters, shareholders are entitled to exercise ten votes per share unless there has been a change in beneficial ownership of the common shares since June 1, 2002. In that event, the new owner will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. The ten-vote provisions apply to Proposal 3 on the ballot for this Annual Meeting.

FIDUCIARY STATUS

     Each plan participant is a “named fiduciary” (as defined in Section 402 (a) (2) of the Employee Retirement Income Security Act of 1974, as amended) with respect to a decision to direct the trustee how to vote the shares allocated to his or her account. Individuals considered to be named fiduciaries are required to act prudently, solely in the interest of the participants and beneficiaries of the plans, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plans. A named fiduciary may be subject to liability for his or her actions as a fiduciary. By signing, dating, and returning the enclosed voting instruction card, you are accepting your designation under the plans as a named fiduciary. You should therefore exercise your voting rights prudently. You should sign, date, and return the voting instruction card only if you are willing to act as a named fiduciary.

     If you direct the trustee how to vote non-directed shares, you will be named fiduciary with respect to that decision also. You are similarly required to act prudently, solely in the interest of the participants and beneficiaries of the plan, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plan in giving direction on non-directed shares, if you choose to do so.

     All questions and requests for assistance should be directed to shareholder relations at Smucker at (330) 684-3838.

Dear Shareholder:

      The enclosed proxy card permits you to give instructions as to how to vote your common shares of The J. M. Smucker Company (“Smucker”) at the Annual Meeting to be held on August 12, 2004.

      The reverse side of this letter sets forth the matters entitled to ten votes per share and the specific length of time you must hold your shares in order to receive ten votes per share treatment. Our amended and restated articles of incorporation provide generally that each common share will entitle the holder to one vote on each matter properly submitted to shareholders, except for certain matters listed in the amended and restated articles of incorporation. On those listed matters, shareholders are entitled to exercise ten votes per share unless there has been a change in beneficial ownership of the common share on or after June 1, 2002 (other than in connection with the merger of The Procter & Gamble Ohio Brands Company with and into Smucker on June 1, 2002 pursuant to which Smucker acquired the Jif and Crisco businesses from Procter & Gamble). In the event of such a change in ownership, the new owner will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. Item 3 on the ballot, approval of the Amended and Restated Nonemployee Director Stock Plan, for this Annual Meeting is a matter to which the ten votes per share provisions apply.

      If you have any questions, please contact our shareholder relations department at 330-684-3838 or One Strawberry Lane, Orrville, Ohio 44667.

Timothy P. Smucker
Chairman and Co-Chief Executive Officer
Richard K. Smucker
President, Co-Chief Executive Officer, and
Chief Financial Officer

CERTIFICATION FORM

      Smucker has developed procedures regarding the proof that will be required for determinations of beneficial ownership. If you own Smucker shares that you acquired beneficial ownership on or before June 1, 2002 (other than in connection with the merger of The Procter & Gamble Ohio Brands Company with and into Smucker on June 1, 2002, pursuant to which Smucker acquired the Jif and Crisco businesses from Procter & Gamble), you are requested to provide the following information.

1.	Of the shares beneficially owned by you, how many were owned prior to June 1, 2002, or acquired in connection with the acquisition by Smucker of the Jif & Crisco businesses from Procter & Gamble
2.	Of the shares beneficially owned by you, how many have been acquired on or after June 1, 2002

Please record the number indicated in the box on your voting card, on the line below. The box appears as this on your card:	--------------------------------------------- (signature) Date:

It is important that you return this Certification Form with your voting card in the enclosed prepaid envelope. If the Certification Form is not received from you by August 5, 2004, it will be deemed that all common shares represented by your proxy are entitled to only one vote per share for all those shares on all matters.

Express Terms of Common Shares

SECTION 1. Except as expressly set forth in Section 2 of this Division II, each outstanding Common Share shall entitle the holder thereof to one vote on each matter properly submitted to the shareholders for their vote, consent, waiver, release, or other action, including any vote or consent for the election or removal of directors.

SECTION 2. (a) Notwithstanding Section 1 of this Division II, each outstanding Common Share shall entitle the holder thereof to ten votes on each of the following matters properly submitted to the shareholders to the extent such matters (x) are required under the Ohio Revised Code, any provisions of these Amended Articles of Incorporation or the Regulations of the Company or applicable stock exchange rules, to be submitted to the shareholders for their vote, consent, waiver or other action or (y) are submitted or presented to the shareholders for their vote, consent waiver or other action: (1) any matter that relates to or would result in the dissolution or liquidation of the Company, whether voluntary or involuntary, and whether pursuant to Section 1701.86 or 1701.91 of the Ohio Revised Code or otherwise, (2) the adoption of any amendment to these Amended Articles of Incorporation, or the Regulations of the Company, or the adoption of Amended Articles of Incorporation, other than the adoption of any amendment or Amended Articles of Incorporation that increases the number of votes to which holders of Common Shares are entitled or expand the matters to which this Section 2(a) applies, (3) any proposal or other action to be taken by the shareholders of the Company, whether or not proposed by the shareholders of the Company, and whether proposed by authority of the Board of Directors or otherwise, relating to the Rights Agreement, dated as of April 22, 1999, as amended on August 28, 2000, and as it may be further amended from time to time pursuant to its terms, or any successor plan, (4) any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement or agreement, (5) adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of the Company or any subsidiary with or into any other person, whether domestic or foreign, corporate, or noncorporate, or the authorization of the lease, sale, exchange, transfer or other disposition of all, or substantially all, of the Company’s assets, (6) any matter submitted to the shareholders pursuant to Article Fifth or Article Seventh of these Amended Articles of Incorporation, as they may be further amended, or any issuance of shares of the Company for which shareholder approval is required by applicable stock exchange rules or (7) any matter relating to the issuance of shares of the Company, or the repurchase of shares of the Company that the Board of Directors determines is required or appropriate to be submitted to the shareholders under the Ohio Revised Code or applicable stock exchange rules, except that:

(i) no holder of Common Shares shall be entitled to exercise more than one vote on any such matter in respect of any Common Share with respect to which there has been a change in beneficial ownership following the Effective Time of the Merger (as such terms are defined in the Agreement and Plan of Merger, dated as of October 9, 2001, as it may be amended from time to time (the “Merger Agreement”), by and among The Procter & Gamble Company, The Procter & Gamble Ohio Brands Company and the Company) and during the four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any such action; and

(ii) no holder shall be entitled to exercise more than one vote on any such matter in respect of any Common Share if the aggregate voting power such holder otherwise would be entitled to exercise as of the date of such a determination (disregarding the voting power of any Common Shares held by such holder on August 20, 1985 or acquired by such holder in a transaction not involving any change in beneficial ownership by reason of Section 2 (c) of this Division II) would constitute one-fifth or more of the voting power of the Company and the holders of the Common Shares have not authorized the ownership of Common Shares by such person as and to the extent contemplated by Article Seventh hereof.

(b) A change in beneficial ownership of an outstanding Common Share shall be deemed to have occurred whenever a change occurs in any person or group of persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or to direct the voting of such Common Share, (2) investment power, which includes the power to direct the sale or other disposition of such Common Share, (3) the right to receive or retain the proceeds of any sale or other disposition of such Common Share, or (4) the right to receive any distributions, including cash dividends, in respect of such Common Share.

(A) In the absence of proof to the contrary provided in accordance with the procedures referred to in Section 2 (d) of this Division II, a change in beneficial ownership shall be deemed to have occurred whenever a Common Share is transferred of record into the name of any other person.

(B) In the case of a Common Share held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established pursuant to the procedures referred to in Section 2 (d) of this Division II that there has been no change in the person or persons who direct the exercise of the rights referred to in clauses (b)(1) through (b)(4) of Section 2 of this Division II with respect to such Common Share during the period of four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any action, then a change in beneficial ownership shall be deemed to have occurred during such period.

(C) In the case of a Common Share held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any state, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian or the minor for whom such custodian is acting or in such trustee, agent, guardian or custodian.

(D) In the case of Common Shares beneficially owned by a person or group of persons who, after acquiring directly or indirectly the beneficial ownership of five percent of the outstanding Common Shares, failed to notify the Company of such ownership, a change in beneficial ownership of such Common Shares shall be deemed to occur on each day while such failure continues.

(c) Notwithstanding anything in this Section 2 of this Division II to the contrary, no change in beneficial ownership shall be deemed to have occurred solely as a result of:

(1) any event that occurred prior to August 20, 1985 or pursuant to the terms of any contract (other than a contract for the purchase and sale of Common Shares contemplating prompt settlement), including contracts providing for options, rights of first refusal and similar arrangements in existence on such date to which any holder of Common Shares is a party;

(2) any transfer of any interest in a Common Share pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for the purpose of circumventing this Article Fourth;

(3) any change in the beneficiary of any trust, or any distribution of a Common Share from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age 18 or the passage of a given period of time or the attainment by any natural person of a specific age, or the creation or termination of any guardianship or custodial arrangement;

(4) any appointment of a successor trustee, agent, guardian or custodian with respect to a Common Share if neither such successor has nor its predecessor had the power to vote or to dispose of such Common Share without further instructions from others;

(5) any change in the person to whom dividends or other distributions in respect of a Common Share are to be paid pursuant to the issuance or modification of a revocable dividend payment order; or

(6) any issuance of a Common Share by the Company or any transfer by the Company of a Common Share held in treasury unless otherwise determined by the Board of Directors at the time of authorizing such issuance, or transfer, including without limitation those Common Shares issued pursuant to the Merger Agreement.

(d) For purposes of Section 2 of this Division II, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Company or, at any time when a transfer agent is acting with respect to the Common Shares, by such transfer agent on the Company’s behalf. Written procedures designed to facilitate such determinations shall be established by the Company and refined from time to time. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Company and any transfer agent shall be entitled to rely on all information concerning beneficial ownership of the Common Shares coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Company nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of the Common Shares.

(e) In the event of any stock split or stock dividend with respect to the Common Shares, each Common Share acquired by reason of such split or dividend shall be deemed to have been beneficially owned by the same person continuously from the same date as that on which beneficial ownership of the Common Share, with respect to which such Common Share was distributed, was acquired.

SECTION 3. No reference to any matter in this Division II shall be deemed to entitle any shareholder of the Company the right to vote thereon, consent thereto, grant a waiver or release in respect thereof, or take any other action with respect thereto.

SECTION 4. Each Common Share, whether at any particular time the holder thereof is entitled to exercise ten votes or one vote pursuant to Section 2 of this Division II, shall be identical to all other Common Shares in all respects, and together the Common Shares shall constitute a single class of shares of the Company.